                                                                    EXHIBIT 10.8

                        CONFIDENTIAL TREATMENT REQUESTED
   CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

                                                              [CMS LOGO]

DEPARTMENT OF HEALTH & HUMAN SERVICES
Centers for Medicare & Medicaid Services
7500 Security Boulevard, Mail Stop C2-21-15
Baltimore, Maryland 21244-1850

OFFICE OF ACQUISITION AND GRANTS MANAGEMENT

March 7, 2005

Mr. Paul Dinkins, Exec. VP
PRG-Schultz International, Inc.
600 Galleria Parkway,
Suite 100 Atlanta, GA 30339

SUBJECT: Notice of Award, Contract for Non-MSP Recovery Audit Work in the State of California

Dear Mr. Dinkins:

Congratulations, CMS has accepted PRG's final revised proposal for the subject contract requirement. Attached is a copy of the subject contract.

The contract was developed from the Request for Proposal and now incorporates your contractor-specific information and the state-specific information in Sections B, C and G.

Please acknowledge acceptance of this award by providing two (2) original signed SF 26 forms. The signature shall be by an authorized official of your organization. Both originals shall be returned to CMS no later than March 10, 2005, 10:00 am local Baltimore time so that the Contracting Officer may effectuate the award by COB on the 10th as well. Please return to the following address:

                        Centers for Medicare & Medicaid Services
                        OAGM, Attn: Barbara J. Erbe
                        7500 Security Boulevard, MS C2-21-15
                        Baltimore, MD 21244-1850
                        RAC CONTRACT

You do not need to return the contractual document, just the signed forms. Upon execution by the Contracting Officer, one original SF 26 will be returned to you for your files. If you have any questions, please contact Barbara Erbe at (410) 786-5142.

Please understand you are not to have any press releases concerning this award until the Secretary has officially announced the award to the public. We will notify you at that time.

Sincerely,

/s/ Carol G. Sevel
Contracting Officer

Enclosure

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Contract No. HHSM-500-2005-000041
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                                TABLE OF CONTENTS

PART I - THE SCHEDULE

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

      B.1   DESCRIPTION OF SERVICES

      B.2   TYPE OF CONTRACT

      B.3   PRICE SUMMARY

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

      C.1   STATEMENT OF WORK

      C.2   INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS

SECTION D - PACKAGING AND MARKING

      D.1   PACKAGING AND MARKING

SECTION E - INSPECTION AND ACCEPTANCE

      E.1   FEDERAL ACQUISITION REGULATION (FAR) CLAUSES

      E.2   INSPECTION AND ACCEPTANCE

      E.3   ACCEPTANCE BY THE PROJECT OFFICER/GOVERNMENT TASK LEADER

SECTION F - DELIVERIES OR PERFORMANCE

      F.1   FEDERAL ACQUISITION REGULATION (FAR) CLAUSES

      F.2   PERIOD OF PERFORMANCE

      F.3   ITEMS TO BE FURNISHED AND DELIVERY SCHEDULE

      F.4   TIME AND PLACE OF DELIVERIES

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Contract No. HHSM-500-2005-000041
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SECTION G - CONTRACT ADMINISTRATION DATA

      G.1   DATA TO BE DELIVERED

      G.2   USE OF GOVERNMENT DATA (REPORTS/FILES/COMPTER TAPES OR DISCS)

      G.3   OMB A-130 INFORMATION RESOURCE POLICY

      G.4   KEY PERSONNEL

      G.5   GOVERNMENT PROJECT OFFICER (PO)/CONTRACT SPECIALIST

      G.6   CONTRACTING OFFICER'S RESPONSIBILITY

      G.7   DESIGNATION OF PROPERTY ADMINISTRATOR AND PROPERTY ADMINISTRATION

      G.8   INVOICING AND PAYMENT

      G.9   PAYMENT BY ELECTRONIC FUNDS TRANSFER-CENTRAL CONTRACTOR REGISTRATION

      G.10  CONSENT TO SUBCONTRACT

      G.11  PAST PERFORMANCE REGISTRATION

      G.12  ACCOUNTING AND APPROPRIATION DATA

SECTION H - SPECIAL CONTRACT REQUIREMENTS

      H.1   DELIVERABLES/INTERNET - INTRANET APPLICATIONS

      H.2   HHSAR 352.224-70 CONFIDENTIALITY OF INFORMATION

      H.3   CONTRACTING PROHIBITIONS/ORGANIZATIONAL CONFLICT OF INTEREST

      H.4   CONDITIONS FOR PERFORMANCE

      H.5   HHSAR 352.270-7 PAPERWORK REDUCTION ACT

      H.6   DISPOSAL OF IMAGED MEDICAL RECORDS

      H.7   HIPAA BUSINESS ASSOCIATE PROVISION

      H.8   COPYRIGHTS

      H.9   DISSEMINATION, PUBLICATION AND DISTRIBUTION OF INFORMATION

      H.10  FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION (CCR)

Contract No. HHSM-500-2005-000041
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PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

      I.1   FEDERAL ACQUISITION REGULATION (FAR) CLAUSES

      I.2   DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATIONS
            (HHSAR)

      I.3   FAR 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES (OCT 1997)

      I.4   FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS (JUL 2004)

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

      J.1   STATEMENT OF WORK - NO. 40700NMSPB

      J.2   GLOSSARY

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Contract No. HHSM-500-2005-000041
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SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

B.1 DESCRIPTION OF SERVICES

The purpose of this contract will be to support the Centers for Medicare & Medicaid Services (CMS) in conducting a demonstration project in the state of California using recovery audit contractors (RACs) to provide recovery audit services to identify underpayments and overpayments and/or recoup overpayments under the Medicare program for services for which payment is made under part A or B of title XVIII of the Social Security Act.

B.2 TYPE OF CONTRACT

This is an Indefinite Delivery (ID) Requirements contract.

B.3 PRICE SUMMARY

a. All payments shall be paid only on a contingency basis. The contingency fees shall be paid once the recovery audit contractor collects the Medicare overpayments. The recovery audit contractor shall not receive any payments for the identification of the underpayments or overpayments.

b. For the identification of non-MSP overpayment and underpayments and the recovery of non-MSP overpayments under SOW 40700NMSPB the RAC will receive [***]% of the amount that is collected.

      A reduced contingency percentage shall apply to a recoupment by offset. (See below.)

      The RAC shall receive [***]% of the agreed upon contingency fee percentage for any of the following recovery efforts:

            (a) Recovery efforts accomplished through the offset process of a fiscal intermediary or carrier.

            (b) Recovery efforts accomplished through Treasury offset or another collection vehicle after the debt is referred to the Department of Treasury.

            (c) Recoveries made through a self-disclosure made by a provider as a result of a prior RAC identified request for medical records or demand letter. Self- disclosed service and time period must be included in the RAC's project plan.

[***] - CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

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Contract No. HHSM-500-2005-000041
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            d.    If the provider files an appeal disputing the overpayment
                  determination and the appeal is adjudicated in the provider's favor at the first level, the recovery audit contractor shall repay Medicare the contingency payment for that recovery. If the appeal is adjudicated in the agency's favor at the first level, the recovery audit contractor shall retain the contingency payment for that recovery. Subsequent appeals, after the first level of appeal, will not affect the recovery audit contractor's ability to retain the contingency payment. See Payment Methodology Chart in Attachment J-1.

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Contract No. HHSM-500-2005-000041
Page 8 of 40

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

C.1 STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work (SOW), SECTION J. ATTACHMENT J.1, SOW 40700NMSPB, attached hereto and made a part of this solicitation.

C.2 INCORPORATION OF REPRESENTATIONS AND CERTIFICATIONS

The Contractor's Representations and Certification's, submitted in response to the solicitation's Section K, dated December 14, 2004, are hereby incorporated by reference and made a part hereof of this contract.

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Contract No. HHSM-500-2005-000041
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SECTION D - PACKAGING AND MARKING

All deliverables required under this contract shall be shipped and marked in accordance with Section C.1 Statement of Work and Section F.3 Items to be Furnished and Delivery Schedule

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Contract No. HHSM-500-2005-000041
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SECTION E - INSPECTION AND ACCEPTANCE

E.1 FEDERAL ACQUISITION REGULATION (FAR) CLAUSES

52.246-5 INSPECTION OF SERVICES - COST REIMBURSEMENT (APR 1984)

E.2 INSPECTION AND ACCEPTANCE

a. All work under this contract is subject to inspection and final acceptance by the Contracting Officer or the duly authorized representative of the Government.

b. The Government's Project Officer or Government Task Leader are duty authorized representatives of the Government and are responsible for inspection and acceptance of all items to be delivered under this contract.

c. Inspection and acceptance of the Contractor's performance shall be in accordance with the applicable FAR Clauses in Section E.1 above.

E.3 ACCEPTANCE BY THE PROJECT OFFICER/GOVERNMENT TASK LEADER

All items to be delivered to the Project Officer will be deemed to have been approved 60 calendar days after date of delivery, except as otherwise specified in this contract, if written approval or disapproval has not been given within such period.

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Contract No. HHSM-500-2005-000041
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SECTION F - DELIVERIES OR PERFORMANCE

F.1 FEDERAL ACQUISITION REGULATION (FAR) CLAUSES

52.242-15 STOP-WORK ORDER. (AUG 1989) - ALTERNATE I (APR 1984)

F.2 PERIOD OF PERFORMANCE

This is a three (3) year contract. The period of performance is 3 years from the time of award: March 10, 2005 through March 9, 2008. No contingency fees shall be paid after the end of the period of performance.

F.3 ITEMS TO BE FURNISHED AND DELIVERY SCHEDULE

The Contractor shall furnish the items required under this contract in accordance with the reporting instructions and delivery schedule set forth in Attachment J.1.

F.4 TIME AND PLACE OF DELIVERIES

The supplies/services to be furnished shall be delivered in accordance with the delivery schedule as specified in the statement of work.

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Contract No. HHSM-500-2005-000041
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SECTION G - CONTRACT ADMINISTRATION DATA

G.1 DATA TO BE DELIVERED

a. Any working papers, interim reports, data given by the Government to the Contractor or first produced by the Contractor under the contract, data collected or otherwise obtained by Contractor under the contract (subject to any specific restrictions that may pertain to this data), or results obtained or developed by the Contractor (subcontractor or consultants) pursuant to the fulfillment of this contract are to be delivered, documented, and formatted as directed by the Contracting Officer.

b. In addition, information and/or data, which are held by the Contractor related to the operation of their business and/or institution and which are obtained without the use of Federal funds, shall be considered "PROPRIETARY DATA" and are not "subject data" to be delivered under this contract.

G.2 USE OF GOVERNMENT DATA (REPORTS/FILES/COMPUTER TAPES OR DISCS)

Any data given to the Contractor by the Government shall be used only for the performance of the contract unless the Contracting Officer specifically permits another use, in writing. Should the Contracting Officer permit the Contractor the use of Government-supplied data for a purpose other than solely for performance of this contract and, if such use could result in a commercially viable product, the Contracting Officer and the Contractor must negotiate a financial benefit to the Government. This benefit should most often be in the form of a reduction in the price of the contract; however, the Contracting Officer may negotiate any other benefits he/she determines is adequate compensation for the use of these data.

Upon the request of the Contracting Officer, or the expiration date of this contract, whichever shall come first, the Contractor shall return all data given to the Contractor by the Government (including any images of medical records). However, the Contracting Officer may direct that the Contractor retain the data for a specific period of time, which period shall be subject to agreement by the Contractor. Whether the data are to be returned, retained, or destroyed shall be the decision of the Contracting Officer with the exception that the Contractor may refuse to retain the data. The Contractor shall retain no data, copies of data, or parts thereof, in any form, when the Contracting Officer directs that the data be returned or destroyed. If the data are to be destroyed, the contractor shall directly furnish evidence of such destruction in a form the Contracting Officer shall determine is adequate.

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Contract No. HHSM-500-2005-000041
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G.3 OMB A-130 INFORMATION RESOURCE POLICY

Each RAC is required to follow the established comprehensive approach to improve the acquisition and management of their information resources in accordance with this OMB Circular. This circular is issued pursuant to the Paperwork Reduction Act (PRA) of 1980, as amended by the PRA of 1995, the Clinger-Cohen Act of 1996, et al. The PRA establishes a broad mandate to perform information resources management activities in an efficient, effective, and economical manner.

G.4 KEY PERSONNEL

a. For the purposes of this contract, the key person shall be the Project Director/Project Manager, Rob Paulsson. It will be his responsibility to obtain the staff necessary and to direct the work for the conduct of this project. The key person under this contract shall be in accordance with the HHSAR clause provided below.

b.    HHSAR 352-270-5 KEY PERSONNEL (APR 1984)

      The personnel specified in this contract are considered to be essential to the work being performed hereunder. Prior to diverting any of the specified individuals to other programs, the Contract shall notify the Contracting Officer reasonably in advance and shall submit justifications* (including proposed substitutions) in sufficient detail to permit evaluation of the impact on the programs. No diversion shall be made by the Contractor without the written consent of the Contracting Officer; provided, that the Contracting Officer may ratify in writing such diversions and such ratification shall constitute the consent of the Contracting Officer required by the clause. The contract may be amended from time to time during the course of the contract by either add or delete personnel, as appropriate. (End of Clause)

      *All proposed substitutions shall be submitted, in writing, to the Contracting Officer at least 30 days prior to the proposed substitution. Each request shall provide a detailed explanation of the circumstances necessitating the proposed substitution, a complete resume and any other information required by CMS. All proposed substitutions shall have qualifications equal, to or greater than the person being replaced.

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Contract No. HHSM-500-2005-000041
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G.5 GOVERNMENT PROJECT OFFICER (PO)/CONTRACT SPECIALIST

a. The Project Officer (PO) for this task order is Ms. Connie Leonard. Her address is:

                  Centers for Medicare and Medicaid Services
                  7500 Security Blvd.
                  ATTN: Ms. Connie Leonard
                  Mailstop: C3-14-20
                  Baltimore, MD 21244-1850
                  (410) 786-0627

b. The Project Officer is responsible for: (1) monitoring the Contractor's technical progress, including the surveillance and assessment of performance and compliance with all substantive project objectives; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; (5) assisting in the resolution of technical problems encountered during performance; and (6) providing technical direction in accordance with Section G.6.; and, (7) reviewing of invoices/vouchers.

c. The Project Officer does not have the authority to act as agent of the Government under this contract beyond the roles defined in G.5.b. above. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

d. The Contract Specialist for this task order is Ms. Barbara Erbe. Her address is:

                       Centers for Medicare and Medicaid Services
                       7500 Security Blvd.
                       ATTN:  Ms. Barbara Erbe
                       Mailstop:  C2-21-15
                       Baltimore, MD 21244-1850
                       (410) 786-5142

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Contract No. HHSM-500-2005-000041
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G.6 CONTRACTING OFFICER'S RESPONSIBILITY

In accordance with FAR 52.201-1 Definitions, The term Contracting Officer means a person with the authority to enter into, administer, and/or terminate contracts and make related determinations and findings. The term includes certain authorized representatives of the Contracting Officer acting within the limits of their authority delegated by the Contracting Officer.

Notwithstanding any of the other provisions of this Contract, the Contracting Officer shall be the ONLY individual authorized to:

      enter into and commit/bind the Government by contract for supplies or services;

      accept nonconforming work or waive any requirement of this Contract;

      authorize reimbursement to the Contractor for any costs incurred during the performance of the Contract, and modify any term or condition of this Contract, i.e., make any changes in the Statement of Work; modify/extend the period of performance; change the delivery schedule.

G.7 DESIGNATION OF PROPERTY ADMINISTRATOR AND PROPERTY ADMINISTRATION

a. The CMS Property Administrator, Administrative Services Group, Office of Property and Space Management at (410) 786-3346, is hereby designated the property administration function for this contract. The Contractor agrees to furnish information regarding Government Property to the Property Administrator in the manner and to the extent required by the Property Administrator, his duly designated successors, and in accordance with FAR
      Part 45 and DHHS Manual entitled, Contractor's Guide for Control of Government Property (1990).

b. The contractor is responsible for an annual physical inventory accounting for all Government property under this contract. The inventory must be conducted by September 30th and the form 565, Report of Accountable Personal Property (J-15) submitted by October 31st of each year.

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Contract No. HHSM-500-2005-000041
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c.    The inventory report shall include all items acquired, furnished, rented or leased under the contract. Employees who conduct the inventories should not be the same individuals who maintain the property records. Following the physical inventory, the contractor shall prepare an inventory report and submit the report to the CMS Property Administrator at the following address:

                   Centers for Medicare & Medicaid Services
                   OICS, Administrative Services Group
                   Division of Property and Space Management
                   7500 Security Blvd., Mailstop: SLL-14-06
                   Baltimore, MD 21244-1850

d.    Commercially leased software is subject to these reporting requirements.

e. The RAC shall submit a consolidated report of all accountable Government property under this contract, including subcontractor inventory information.

f. The final inventory report shall indicate that all items required for continued contract performance are acceptable and free from contamination. Property that is no longer usable or required shall be reported and disposition requested.

G.8 INVOICING AND PAYMENT

Invoicing and Payment

a.    Submission of Invoices and Place of Payment

      (i) No more than once each month following the effective date of this contract, the Contractor may submit to the Government an invoice (or public voucher) for payment, in accordance with FAR Clause 52.216-7 "Allowable Cost & Payment." Invoices shall be prepared in accordance with this contract. All invoices shall be reconciled against the RAC Database (40700NMSPB) or other documentation as appropriate to ensure collection has been made and funds recouped deposited prior to any invoice being paid.

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Contract No. HHSM-500-2005-000041
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      (ii)  To expedite payment, invoices shall be sent, as follows:

            Monthly invoices (original and four copies) shall be sent directly to the address below (where applicable, the Contractor shall submit the invoice to said office via the cognizant government auditor):

            Department of Health and Human Services
            Centers for Medicare & Medicaid Services
            P.O. BOX 7520
            7500 Security Boulevard
            Baltimore, Maryland 21207-0520

      (iii) Content of Invoice (if Applicable):

            Contractor's name and invoice date;

            Contract number of other authorization for delivery of property and/or services;

            Description, cost or price, and quantity of property and/or services actually delivered or rendered;

            Shipping and payment terms;

            Othersubstantiating documentation or information as required by the contract; and

            Name (where practicable), title, phone number, and complete mailing address of responsible official to whom payment is to be sent.

b.    Invoice Payment

      (i) In accordance with FAR 52.232-33, the Centers for Medicare and Medicaid Services (CMS) shall only make an electronic reimbursement/payment.

            In accordance with FAR 52.204-7, the contractor must register in the Central Contractor Registration (CCR) database. Failure to register in CCR may prohibit CMS from making awards to your organization.

            The contractor shall notify CMS' Division of Accounting Operations of all EFT and address changes in CCR via the following email address: CCRChanges@cms.hhs.gov

      (ii) The target date for payment pursuant to the provision of FAR Clause, 52.216-7 "Allowable Cost and Payment" of this contract shall be 30 calendar days after an invoice containing the information set forth in Paragraph "a" of this article is received in the 7 payment office designated herein.

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      (iii) Upon receipt of the Contractor's "completion invoice" in the payment office designated in Paragraph "a" of this article, payment of any remaining cost and fee determined to be allowable pursuant to the provisions of FAR Clause, 52.216-7 "Allowable Cost and Payment" of this contract shall be due 30 calendar days after the Contracting Officer approves the "completion invoice" for payment.

      (iv) Payment shall be authorized after the Division of Accounting has audited the invoice in accordance with Federal Regulations. This audit includes verification that the invoice contains the rates/unit prices, those indicated in the contract or purchase order. Any discrepancies determined as a result of the audit, could delay the processing of the invoice and may result in the invoice being returned to the vendor for correction. Inquiries relating to payments should be directed to Jean Katzen on (410) 786-5423 or Suzanne Turgeon on (410) 786-1924.

G.9 PAYMENT BY ELECTRONIC FUNDS TRANSFER - CENTRAL CONTRACTOR REGISTRATION

a. Method of payment. (1) All payments by the Government under this contract shall be made by electronic funds transfer (EFT), except as provided in paragraph (a)(2) of this clause. As used in this clause, the term "EFT" refers to the funds transfer and may also include the payment information transfer. (2) In the event the Government is unable to release one or more payments by EFT, the Contractor agrees to either -

      (i) Accept payment by check or some other mutually agreeable method of payment; or

      (ii) Request the Government to extend the payment due date until such time as the Government can make payment by EFT (but see paragraph
            (d) of this clause).

b. Contractor's EFT information. The Government shall make payment to the Contractor using the EFT information contained in the Central Contractor Registration (CCR) database. In the event that the EFT information changes, the Contractor shall be responsible for providing the updated information to the CCR database.

c. Mechanisms for EFT payment. The Government may make payment by EFT through either the Automated Clearing House (ACH) network, subject to the rules of the National Automated Clearing House Association, or the Fedwire Transfer System. The rules governing Federal payments through the ACH are contained in 31 CFR part 210.

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Contract No. HHSM-500-2005-000041
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d. Suspension of payment. If the Contractor's EFT information in the CCR database is incorrect, then the Government need not make payment to the Contractor under this contract until correct EFT information is entered into the CCR database; and any invoice or contract-financing request shall be deemed not to be a proper invoice for the purpose of prompt payment under this contract. The prompt payment terms of the contract regarding notice of an improper invoice and delays in accrual of interest penalties apply.

e. Liability for uncompleted or erroneous transfers. (1) If an uncompleted or erroneous transfer occurs because the Government used the Contractor's EFT information incorrectly, the Government remains responsible for -

      (i)   Making a correct payment;

      (ii)  Paying any prompt payment penalty due; and

      (iii) Recovering any erroneously directed funds.

      If an uncompleted or erroneous transfer occurs because the Contractor's EFT information was incorrect, or was revised within 30 days of Government release of the EFT payment transaction instruction to the Federal Reserve System, and -

      (i) If the funds are no longer under the control of the payment office, the Government is deemed to have made payment and the Contractor is responsible for recovery of any erroneously directed funds; or

      (ii) If the funds remain under the control of the payment office, the Government shall not make payment, and the provisions of paragraph (d) of this clause shall apply.

f. EFT and prompt payment. A payment shall be deemed to have been made in a timely manner in accordance with the prompt payment terms of this contract if, in the EFT payment transaction instruction released to the Federal Reserve System, the date specified for settlement of the payment is on or before the prompt payment due date, provided the specified payment date is a valid date under the rules of the Federal Reserve System.

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g. EFT and assignment of claims. If the Contractor assigns the proceeds of this contract as provided for in the assignment of claims terms of this contract, the Contractor shall require as a condition of any such assignment, that the assignee shall register separately in the CCR database and shall be paid by EFT in accordance with the terms of this clause. Notwithstanding any other requirement of this contract, payment to an ultimate recipient other than the Contractor, or a financial institution properly recognized under an assignment of claims pursuant to subpart 32.8, is not permitted. In all respects, the requirements of this clause shall apply to the assignee as if it were the Contractor. EFT information that shows the ultimate recipient of the transfer to be other than the Contractor, in the absence of a proper assignment of claims acceptable to the Government, is incorrect EFT information within the meaning of paragraph (d) of this clause.

h. Liability for change of EFT information by financial agent. The Government is not liable for errors resulting from changes to EFT information made by the Contractor's financial agent.

i. Payment information. The payment or disbursing office shall forward to the Contractor available payment information that is suitable for transmission as of the date of release of the EFT instruction to the Federal Reserve System. The Government may request the Contractor to designate a desired format and method(s) for delivery of payment information from a list of formats and methods the payment office is capable of executing. However, the Government does not guarantee that any particular format or method of delivery is available at any particular payment office and retains the latitude to use the format and delivery method most convenient to the Government. If the Government makes payment by check in accordance with paragraph (a) of this clause, the Government shall mail the payment information to the remittance address contained in the CCR database.

G.10 CONSENT TO SUBCONTRACT

      a. The Contractor shall be in compliance with FAR Part 44 and the conflict of interest and exclusions provisions of this contract when entering into a subcontract arrangement for the purpose of performing this contract.

      b. The Contractor shall be required to complete and submit the Subcontract Checklist in order to obtain subcontract consent after award of the contract.

      c.    Consent is granted to the following subcontracts:

               Concentra Preferred Systems

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G.11 PAST PERFORMANCE REGISTRATION

In accordance with the past performance requirements of the FAR, CMS shall require the contractor to register with the National Institutes of Health (NIH) Contractor Performance System (CPS). The database allows for the electronic collection, maintenance and dissemination of contractor performance information. Contractor registration is available online at: https://cpscontractor.nih.gov.

G.12 ACCOUNTING AND APPROPRIATION DATA

            CAN NO.         SOURCE OF RECORD NO.

             TBD                09-70-0005

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Contract No. HHSM-500-2005-000041
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SECTION H - SPECIAL CONTRACT REQUIREMENTS

H.1 DELIVERABLES/INTERNET - INTRANET APPLICATIONS

If applicable, all written deliverables will include a version in Hypertext Mark-Up Language (HTML) formatted according to Centers for Medicare and Medicaid
(CMS) Intenet, Intranet, and Extranet Standards; available online at www.cms.gov/about/web/inetspecx.htm.

All websites. Internet applications, and content developed by Contractor shall reside on CMS servers, follow CMS Standards and Guidelines, and fitter through the standard agency Internet Clearance process.

If CMS agents or Contractor include information that appears on www.cms.gov or www.medicare.gov as part of their websites, they must link directly to these sites to ensure the validity and timeliness of the information. Duplication of content is not permitted.

Contractor performing work on projects that include the development of Internet, Intranet, or Extranet applications, shall schedule and meet with CMS's Web Support Team for guidance before they begin to develop the project.

H.2. HHSAR 352-224-70 CONFIDENTIALITY OF INFORMATION (APR 1984)

      (a) Confidential information, as used in this clause, means information or data of a personal nature about an individual, or proprietary Information or data submitted by or pertaining to an institution or organization.

      (b) In addition to the types of confidential information described in paragraph (a) of this clause, information which might require special consideration with regard to the timing of its disclosure may derive from studies or research, during which public disclosure of preliminary unvalidated findings could create erroneous conclusions which might threaten public health or safety if acted upon.

      (c) The Contracting Officer and the Contractor may, by mutual consent, identify elsewhere in this contract specific information and/or categories of information which the Government will furnish to the Contractor or that the Contractor is expected to generate which is confidential. Similarly, the Contracting Officer and the Contractor may, by mutual consent, identify such confidential information from time to time during the performance of the contract. Failure to agree will be settled pursuant to the "Disputes" clause.

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Contract No. HHSM-500-2005-000041
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      (d)   If it is established elsewhere in this contract that information to be utilized under this contract, or a portion thereof, is subject to the Privacy Act, the Contractor will follow the rules and procedures of disclosure set forth in the Privacy Act of 1974, 5 U.S.C. 552a, and implementing regulations and policies, with respect to systems of records determined to be subject to the Privacy Act.

      (e) Confidential information, as defined In paragraph (a) of this clause, that is information or data of a personal nature about an individual, or proprietary Information or data submitted by or pertaining to an institution or organization, shall not be disclosed without the prior written consent of the individual, institution, or organization.

      (f) Written advance notice of at least 45 days will be provided to the Contracting Officer of the Contractor's intent to release findings of studies or research, which have the possibility of adverse effects on the public or the Federal agency, as described in paragraph (b) of this clause. If the Contracting Officer does not pose any objections in writing within the 45-day period, the Contractor may proceed with disclosure. Disagreements not resolved by the Contractor and the Contracting Officer will be settled pursuant to the "Disputes" clause.

      (g) Whenever the Contractor Is uncertain with regard to the proper handling, of material under the contract, or If the material In question is subject to the Privacy Act or is confidential Information subject to the provisions of this clause, the Contractor should obtain a written determination from the Contracting Officer prior to any release, disclosure, dissemination, or publication.

      (h) Contracting Officer determinations will reflect the result of internal coordination with appropriate program and legal officials.

      (i) The provisions of paragraph (e) of this clause shall not apply when the information is subject to conflicting or overlapping provisions in other Federal, State or local laws.

H.3 CONTRACTING PROHIBITIONS/ORGANIZATIONAL CONFLICT OF INTEREST

      a. The RAC and all subcontractors must be in compliance with FAR 9.5, Conflict of Interest.

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Contract No. HHSM-500-2005-000041
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b.    In addition, Section 306 of the Medicare Prescription Drug and
      Modernization Act of 2003 stipulates that the Secretary may not enter into a recovery audit contract under this section with an entity to the extent that the entity is a fiscal intermediary under section 1816 of the Social Security Act (42 U.S.C. 1395h), a carrier under section 1842 of such Act (42 U.S.C. 1395u), or a Medicare Administrative Contractor under section 1874A of such Act.

c. In further carrying out the intention of the prohibition of MMA Section 306, CMS has determined the following exclusions apply:

      (i) For the purpose of this contract, FIs, Carriers, PSCs, COBCs, and DMERCs are precluded from being in a team arrangement, joint venture arrangement, subcontract or in a wholly owned subsidiary arrangement in order to perform this work.

      (ii) If you are a Fl, Carrier, PSC, COBC, or DMERC with a wholly owned subsidiary, that wholly owned subsidiary is also prohibited from receiving an award at any tier for this work.

      (iii) Any vendor that holds a MMA 306 RAC contract is prohibited from entering into any other contract with CMS for the purpose of identifying and/or recoupment of underpayments and overpayments relating to Medicare claims. This prohibition shall be in effect for the full term of the RAC contract.

H.4 CONDITIONS FOR PERFORMANCE

In addition to the performance requirement of this contract as set forth under Section C. DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, the Contractor may be required to comply with the requirements of any revisions in legislation or regulations which may be enacted or implemented during the period of performance of this contract, and are directly applicable to the performance requirements of this contract.

In the event new legislation or regulations impacting the Contract require immediate implementation, the Contracting Officer shall issue a change order pursuant to FAR Clause 52.243-1, entitled Changes - Cost Reimbursement.

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Contract No. HHSM-500-2005-000041
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H.5 HHSAR 352.270-7 PAPERWORK REDUCTION ACT (JAN 2001)

(a) In the event that it subsequently becomes a contractual requirement to collect or record information calling either for answers to identical questions from 10 or more persons other than Federal employees, or information from Federal employees which is outside the scope of their employment, for use by the Federal government or disclosure to third parties. The Paperwork Reduction Act of 1995 (Pub. L. 104-13) shall apply to this contract. No plan, questionnaire, interview guide or other similar device for collecting information (whether repetitive or single-time) may be used without first obtaining clearance from the Office of Management and Budget (OMB). Contractors and Project Officers should be guided by the provisions of 5 CFR 1320, Controlling Paperwork Burdens on the Public, and seek the advice of the HHS operating division or Office of the Secretary Reports Clearance Offers to determine the procedures for acquiring OMB clearance.

(b) The Contractor shall obtain the required OMB clearance through the Project Officer before expending any funds or making public contacts for the collection of data. The authority to expend funds and proceed with the collection of information shall be in writing by the Contracting Officer. The Contractor must plan at least 120 days for OMB clearance. Excessive delays caused by the Government that arises out of causes beyond the control and without the fault or negligence of the Contractor will be considered in accordance with the Excusable Delays or Default clause of this contract.

H.6 DISPOSAL OF IMAGED MEDICAL RECORDS

Imaged medical records must be disposed of in a manner than leaves no trace of data. The RAC shall use a method compliant with CMS operating procedures and standards. In addition, a log of all disposed records shall be maintained by the RAC.

H.7 HIPAA BUSINESS ASSOCIATE PROVISION

HIPAA BUSINESS ASSOCIATE PROVISION II

DEFINITIONS:

All terms used herein and not otherwise defined shall have the same meaning as in the Health Insurance Portability and Accountability Act of 1996 ("HIPAA," 42 U.S.C. sec. 1320d) and the

Contract No. HHSM-500-2005-000041
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corresponding implementing regulations. Provisions governing the Contractor's duties and obligations under the Privacy Act (including data use agreements) are covered elsewhere in the contract.

"Business Associate" shall mean the Contractor.

"Covered Entity" shall mean CMS' Medicare Fee for Service program and/or Medicare's Prescription Drug Discount Care and Transitional Assistance Programs. "Secretary" shall mean the Secretary of the Department of Health and Human Services or the Secretary's designee.

OBLIGATIONS AND ACTIVITIES OF BUSINESS ASSOCIATE

(a) Business Associate agrees to not use or disclose Protected Health Information ("PHI"), as defined In 45 C.F.R. ss. 160.103, created or received by Business Associate from or on behalf of Covered Entity other than as permitted or required by this Contract or as required by law.

(b) Business Associate agrees to use safeguards to prevent use or disclosure of PHI created or received by Business Associate from or on behalf of Covered Entity other than as provided for by this Contract. Furthermore, Business Associate agrees to use appropriate administrative, physical and technical safeguards that reasonably and appropriately protect the confidentiality, integrity and availability of the electronic protected health information ("EPHI"), as defined in 45 C.F.R. 160.103, it creates, receives, maintains or transmits on behalf of the Covered Entity to prevent use or disclosure of such EPHI.

(c) Business Associate agrees to mitigate, to the extent practicable, any harmful effect that is known to Business Associate of a use or disclosure of PHI by Business Associate in violation of the requirements of this Contract.

(d) Business Associate agrees to report to Covered Entity any use or disclosure involving PHI it receives/maintains from on behalf of the Covered Entity that is not provided for by this Contract of which it becomes aware. Furthermore, Business Associate agrees to report to Covered Entity any security incident involving EPHI of which it becomes aware.

(e) Business Associate agrees to ensure that any agent, including a subcontractor, to whom it provides PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity, agrees to the same restrictions and conditions that apply through this Contract to Business Associate with respect to such information. Furthermore, Business Associate agrees to ensure that its agents and subcontractors implement reasonable and appropriate safeguards for the PHI received from or on behalf of the Business Associate.

(f) Business Associate agrees to provide access, at the request of Covered Entity, to PHI received by Business Associate in the course of contract performance, to Covered Entity or, as directed by Covered Entity, to an individual In order to meet the requirements under 45 CFR ss. 164.524.

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Contract No. HHSM-500-2005-000041
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(g)   Business Associate agrees to make any amendment(s) to PHI in a Designated
      Record Set that Covered Entity directs or agrees to pursuant to 45 CFR ss.
      164.526 upon request of Covered Entity.

(h) Business Associate agrees to make internal practices, books, and records, including policies and procedures and PHI, relating to the use and disclosure of PHI received from, or created or received by Business Associate on behalf of Covered Entity, available to Covered Entity, or to the Secretary for purposes of the Secretary determining Covered Entity's compliance with the various rules implementing the HIPAA.

(i) Business Associate agrees to document such disclosures of PHI and information related to such disclosures as would be required for Covered Entity to respond to a request by an individual for an accounting of disclosures of PHI In accordance with 45 CFR ss. 164.528.

(j) Business Associate agrees to provide to Covered Entity, or an individual identified by the Covered Entity, information collected under this Contract, to permit Covered Entity to respond to a request by an Individual for an accounting of disclosures of PHI in accordance with 45 CFR ss. 164.528.

PERMITTED USES AND DISCLOSURES BY BUSINESS ASSOCIATE

Except as otherwise limited in this Contract, Business Associate may use or disclose PHI on behalf of, or to provide services to, Covered Entity for purposes of the performance of this Contract, if such use or disclosure of PHI would not violate the HIPAA Privacy or Security Rules if done by Covered Entity or the minimum necessary policies and procedures of Covered Entity.

OBLIGATIONS OF COVERED ENTITY

(a) Covered Entity shall notify Business Associate of any limitation(s) in its notice of privacy practices of Covered Entity in accordance with 45 CFR ss. 164.520, to the extent that such limitation may affect Business Associate's use or disclosure of PHI.

(b) Covered Entity shall notify Business Associate of any changes in, or revocation of, permission by Individual to use or disclose PHI, to the extent that such changes may affect Business Associate's use or disclosure of PHI.

(c) Covered Entity shall notify Business Associate of any restriction to the use or disclosure of PHI that Covered Entity has agreed to in accordance with 45 CFR ss. 164.522, to the extent that such restriction may affect Business Associate's use or disclosure of PHI.

PERMISSIBLE REQUESTS BY COVERED ENTITY

Covered Entity shall not request Business Associate to use or disclose PHI in any manner that would not be permissible under the HIPAA Privacy or Security Rules.

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Contract No. HHSM-500-2005-000041
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TERM OF PROVISION

(a) The term of this Provision shall be effective as of March 10, 2005, and shall terminate when all of the PHI provided by Covered Entity to Business Associate, or created or received by Business Associate on behalf of Covered Entity, is destroyed or returned to Covered Entity, or, if it is infeasible to return or destroy PHI, protections are extended to such information, in accordance with the termination provisions in this Section.

(b) Upon Covered Entity's knowledge of a material breach by Business Associate, Covered Entity shall either:

      (1) Provide an opportunity for Business Associate to cure the breach or end the violation consistent with the termination terms of this Contract. Covered Entity may terminate this Contract for default if the Business Associate does not cure the breach or end the violation within the time specified by Covered Entity; or

      (2) Consistent with the terms of this Contract, terminate this Contract for default if Business Associate has breached a material term of this Contract and cure is not possible; or

      (3) If neither termination nor cure is feasible, Covered Entity shall report the violation to the Secretary.

(c) Effect of Termination.

      (1) Except as provided In paragraph (2) of this section, upon termination of this Contract, for any reason, Business Associate shall return or destroy all PHI received from Covered Entity, or created or received by Business Associate on behalf of Covered Entity. This provision shall apply to PHI that is in the possession of subcontractors or agents of Business Associate. Business Associate shall retain no copies of the PHI.

      (2) In the event that Business Associate determines that returning or destroying the PHI is infeasible, Business Associate shall provide to Covered Entity notification of the conditions that make return or destruction infeasible. Upon such notice that return or destruction of PHI is infeasible, Business Associate shall extend the protections of this Contract to such PHI and limit further uses and disclosures of such PHI to those purposes that make the return or destruction infeasible, for so long as Business Associate maintains such PHI.

MISCELLANEOUS

(a) A reference in this Contract to a section in the Rules issued under HIPAA means the section as in effect or as amended,

(b) The Parties agree to take such action as is necessary to amend this Contract from time to time as is necessary for Covered Entity to comply with the requirements of the Rules issued under HIPAA.

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Contract No. HHSM-500-2005-000041
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(c)   The respective rights and obligations of Business Associate under paragraph (c) of the section entitled "term of Provision" shall survive the termination of this Contract.

(d) Any ambiguity in this Contract shall be resolved to permit Covered Entity to comply with the Rules implemented under HIPAA.

H.8 COPYRIGHTS

a.    Data first produced in the performance of this contract.

      (i) The contractor agrees not to assert, establish, or authorize others to assert or establish, any claim to copyright subsisting in any data first produced in the performance of this contract without prior written permission of the contracting officer. When claim to copyright is made, the contractor shall affix the appropriate copyright notice of 17 U.S.C. 401 or 402 and acknowledgment of government sponsorship (including contract number) to such data when delivered to the government, as well as when the data are published or deposited for registration as a published work In the U.S. Copyright Office. The contractor grants to the government, and others acting on its behalf, a paid-up nonexclusive, irrevocable, worldwide license for all such data to reproduce, prepare derivative works, distribute copies to the public, and perform publicly, and display publicly, by or on behalf of the government.

      (ii) If the government desires to obtain copyright in data first produced in the performance of this contract and permission has not been granted as set forth above, the contracting officer may direct the contractor to establish, or authorize the establishment of, claim to such copyright to the government or its designated assignee.

b.    Data not first produced in the performance of this contract.

      The contractor shall not, without prior written permission of the contracting officer, incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contain the copyright notice of 17 U.S.C. 401 or 402, unless the contractor identifies such data and grants to the government.

H.9   DISSEMINATION, PUBLICATION AND DISTRIBUTION OF INFORMATION

a. Subject to Section H.8, data and information either provided to the contractor or any subcontractor generated by activities under this contract or derived from research or studies supported by this contract shall be used only for purposes of this contract.

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Contract No. HHSM-500-2005-000041
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b.    Data and information either provided to the contractor, or to any subcontractor, generated by activities under this contract, or derived from research or studies supported by this contract, shall be used only for the purposes of the contract. It shall not a duplicated, used or disclosed for any purpose other than the fulfillment of the requirements set forth in this contract. This restriction does not limit the contractor's right to use data or information obtained from a non-restrictive source. Any questions concerning "privileged information" shall be referred to the contracting officer.

c. Some data or information may require special consideration with regard to the timing of its disclosure. Also, some data or information, which relate to policy matters under consideration by the government, may also require special consideration with regard to the timing of its disclosure so that the open and vigorous debate, within the government, of possible policy options is not damaged.

d. Any requests for or questions about use or release of the date or information or handling of material under this contract shall be referred to the contracting officer who must render a written determination. The contracting officer's determinations will reflect the results of internal coordination with appropriate program and legal officials.

e. The contractor agrees not to release Medicare data and information either provided to the contractor, generated by activities tinder contract, or derived from research or studies supported by this contract without the prior permission of the contracting officer.

f. Any presentation of any report, statistical or analytical material based on information obtained from this contract which requires special consideration with regard to the protection of the privacy of individuals or of trade secrets or privileged or confidential commercial information shall be subject to review by the contracting officer before dissemination, publication, or distribution. Presentation includes, but is not limited to, papers, articles, professional publications, speeches, testimony or interviews with public print or broadcast media.

g. Written advance notice of at least forty-five (45) days shall be provided to the contracting officer of the contractors desire to release information where there may be a question of the protection of the privacy of individuals or of trade secrets or privileged or confidential commercial Information.

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Contract No. HHSM-500-2005-000041
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h.    The contracting officer's review shall cover confidentiality issues and the protection of the privacy of individuals. If the review reveals that the privacy of individuals, trade secrets or privileged or confidential commercial information is, or may be violated, the release use of the presentation shall be denied until the offending material is removed or until the contracting officer makes a formal determination, in writing, that confidentiality provisions, the privacy of individuals, trade secrets or privileged or confidential commercial information is not being violated.

i. The contractor agrees to acknowledge support by CMS whenever reports of projects funding, in whole or in part, by this contract are published in any medium. The contractor shall include in any publication resulting from work under this contract, an acknowledgment substantially, as follows:

      "The analyses upon which this publication is based were performed under contract number HHSM-500-2005-000041, entitled, "MMA Section 306 Recovery Audit Demonstration," sponsored by the Centers for Medicare and Medicaid Services, Department of Health and Human Services." The conclusions and opinions expressed, and methods used herein are those of the author. They do not necessarily reflect CMS policy. The author assumes full responsibility for the accuracy and completeness of the ideas presented. Ideas and contributions to the author concerning experience in engaging with issues presented are welcomed. Any deviation from the above legend shall be approved, in writing, by the contracting officer.

H.10  FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION CENTRAL (OCT 2003)

(a)   Definitions. As used in this clause-

"Central Contractor Registration (CCR) database" means the primary Government repository for Contractor information required for the conduct of business with the Government.

"Data Universal Numbering System (DUNS) number" means the 9-digit number assigned by Dun and Bradstreet, Inc. (D&B) to identify unique business entities.

"Data Universal Numbering System+4 (DUNS+4) number" means the DUNS number means the number assigned by D&B plus a 4-character suffix that may be assigned by a business concern. (D&B has no affiliation with this 4-character suffix.) This 4-character suffix may be

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Contract No. HHSM-500-2005-000041
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assigned at the discretion of the business concern to establish additional CCR records for identifying alternative Electronic Funds Transfer (EFT) accounts (see the FAR at Subpart 32.11) for the same parent concern.

"Registered in the CCR database" means that-

(1) The Contractor has entered all mandatory information, Including the DUNS number or the DUNS+4 number, into the CCR database; and

(2) The Government has validated all mandatory data fields and has marked the record "Active."

(b)

(1) By submission of an offer, the offeror acknowledges the requirement that a prospective awardee shall be registered in the CCR database prior to award, during performance, and through final payment of any contract, basic agreement, basic ordering agreement, or blanket purchasing agreement resulting from this solicitation.

(2) The offeror shall enter, in the block with its name and address on the cover page of its offer, the annotation "DUNS" or "DUNS+4" followed by the DUNS or DUNS+4 number that identifies the offeror's name and address exactly as stated in the offer. The DUNS number will be used by the Contracting Officer to verify that the offeror is registered in the CCR database.

(c) If the offeror does not have a DUNS number, it should contact Dun and Bradstreet directly to obtain one.

(1)   An offeror may obtain a DUNS number-

(i) If located within the United States, by calling Dun and Bradstreet at 1-866-705-5711 or via the Internet at http://www.dnb.com; or

(ii) If located outside the United States, by contacting the local Dun and Bradstreet office.

(2)   The offeror should be prepared to provide the following information:

(i)   Company legal business name.

(ii) Tradestyle, doing business, or other name by which your entity is commonly recognized.

(iii) Company physical street address, city, state and Zip Code.

(iv) Company mailing address, city, state and Zip Code (if separate from physical).

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Contract No. HHSM-500-2005-000041
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(v)   Company telephone number.

(vi)  Date the company was started.

(vii) Number of employees at your location.

(viii) Chief executive officer/key manager.

(ix)  Line of business (industry).

(x) Company Headquarters name and address (reporting relationship within your entity).

(d) If the Offeror does not become registered in the CCR database in the time prescribed by the Contracting Officer, the Contracting Officer will proceed to award to the next otherwise successful registered Offeror.

(e) Processing time, which normally takes 48 hours, should be taken into consideration when registering. Offerors who are not registered should consider applying for registration immediately upon receipt of this solicitation.

(f) The Contractor is responsible for the accuracy and completeness of the data within the CCR database, and for any liability resulting from the Government's reliance on inaccurate or incomplete data. To remain registered in the CCR database after the initial registration, the Contractor is required to review and update on an annual basis from the date of initial registration or subsequent updates its information in the CCR database to ensure it is current, accurate and complete. Updating information in the CCR does not alter the terms and conditions of this contract and is not a substitute for a properly executed contractual document.

(1)

(i) If a Contractor has legally changed its business name, "doing business as" name, or division name (whichever is shown on the contract), or has transferred the assets used in performing the contract, but has not completed the necessary requirements regarding novation and change-of-name agreements in Subpart 42.12, the Contractor shall provide the responsible Contracting Officer a minimum of one business day's written notification of its intention to:

(A) Change the name in the CCR database;

(B) Comply with the requirements of Subpart 42.12 of the FAR;

(C) Agree in writing to the timeline and procedures specified by the responsible Contracting Officer. The Contractor must provide with the notification sufficient documentation to support the legally changed name.

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Contract No. HHSM-500-2005-000041
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(ii) If the Contractor fails to comply with the requirements of paragraph
(g)(1)(i) of this clause, or fails to perform the agreement at paragraph
(g)(1)(i)(C) of this clause, and, in the absence of a properly executed novation or change-of-name agreement, the CCR information that shows the Contractor to be other than the Contractor indicated in the contract will be considered to be incorrect information within the meaning of the "Suspension of Payment" paragraph of the electronic funds transfer (EFT) clause of this contract.

(2) The Contractor shall not change the name or address for EFT payments or manual payments, as appropriate, in the CCR record to reflect an assignee for the purpose of assignment of claims (see FAR Subpart 32.8, Assignment of Claims). Assignees shall be separately registered in the CCR database. Information provided to the Contractor's CCR record that indicates payments, including those made by EFT, to an ultimate recipient other than that Contractor will be considered to be incorrect information within the meaning of the "Suspension of Payment" paragraph of the EFT clause of this contract.

(g) Offerors and Contractors may obtain information on registration and annual confirmation requirements via the Internet at http://www.ccr.gov or by calling 1-888-227-2423, or 269-961-5757.

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Contract No. HHSM-500-2005-000041
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SECTION I - CONTRACT CLAUSES

I.1 FEDERAL ACQUISITION REGULATION CLAUSES

FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es)

      www.arnet.gov/far/

 NUMBER                         TITLE                          DATE
---------       --------------------------------------       --------
52.202-1        DEFINITIONS                                  MAY 2001
52.203-3        GRATUITIES                                   APR 1984
52.203-5        COVENANT AGAINST CONTINGENT FEES             APR 1984
52.203-6        RESTRICTIONS ON SUBCONTRACTOR SALES
                TO THE GOVERNMENT                            JUL 1995
52.203-7        ANTI-KICKBACK PROCEDURES                     JUL 1995
52.203-8        CANCELLLATION, RESCISSION, AND
                RECOVERY OF FUNDS FOR ILLEGAL
                ACTIVITIES                                   JAN 1997
52.203-10       PRICE OR FEE ADJUSTMENT FOR ILLEGAL OR
                IMPROPER ACTIVITY                            JAN 1997
52.203-12       LIMITATION ON PAYMENTS TO INFLUENCE
                CERTAIN FEDERAL TRANSACTIONS                 JUN 1997
52.204-4        PRINTING OR COPYING DOUBLE-SIDED ON
                RECYCLED PAPER                               AUG 2000
52.204-7        CENTRAL CONTRACTOR REGISTRATION              OCT 2003
52.209-6        PROTECTING THE GOVERNMENT'S INTEREST
                WHEN SUBCONTRACTING WITH CONTRACTING
                WITH CONTRACTORS DEBARRED, SUSPENDED,
                OR PROPOSED FOR DEBARMENT                    JUL 1995
52.215-2        AUDIT AND RECORDS - NEGOTIATION              JUN 1999
52.215-8        ORDER OF PRECEDENCE - UNIFORM
                CONTRACT                                     OCT 1997
52.215-11       PRICE REDUCTION FOR DEFECTIVE COST OR
                PRICING DATA - MODIFICATIONS                 OCT 1997
52.215-13       SUBCONTRACTOR COST OR PRICING DATA -
                MODIFICATIONS                                OCT 1997
52.215-15       PENSION ADJUSTMENTS AND ASSET
                REVERSIONS                                   DEC 1998

Contract No. HHSM-500-2005-000041
Page 36 of 40

52.215-18       REVERSION OR ADJUSTMENT OF PLANS FOR
                POST-RETIREMENT BENEFITS (PRB) OTHER
                THAN PENSIONS                                OCT 1097
52.215-21       REQUIREMENTS FOR COST OR PRICING DATA
                OR INFORMATION OTHER THAN COST OR
                PRICING DATA-MODIFICATIONS                   OCT 1997
52.216-7        ALLOWABLE COST AND PAYMENT                   DEC 2002
52.216-7        REQUIREMENTS                                 OCT 1995
52.222-3        CONVICT LABOR                                JUN 2003
52.222-21       PROHIBITION OF SEGREGATED FACILITIES         FEB 1999
52.222-26       EQUAL OPPORTUNITY                            APR 2002
52.222-35       EQUAL OPPORTUNITY FOR SPECIAL DISABLED
                VETERANS, VETERANS OF THE VIETNAM ERA,
                AND OTHER ELIGIBLE VETERANS                  DEC 2001
52.222-36       AFFIRMATIVE ACTION FOR WORKERS WITH
                DISABILITIES                                 JUN 1998
52.222-37       EMPLOYMENT REPORTS ON SPECIAL DISABLED
                VETERANS, AND VETERANS OF THE VIETNAM
                ERA, AND OTHER ELIGIBLE VETERANS             DEC 2001
52.223-6        DRUG-FREE WORKPLACE                          MAR 2001
52.223-14       TOXIC CHEMICAL RELEASE REPORTING             AUG 2003
52.224-1        PRIVACY ACT NOTIFICATION                     APR 1984
52.224-2        PRIVACY ACT                                  APR 1984
52.227-17       RIGHTS IN DATA - SPECIAL WORKS               JUN 1987
52.229-3        FEDERAL, STATE, AND LOCAL TAXES              JAN 1991
52.230-2        COST ACCOUNTING STANDARDS                    APR 1998
52.230-3        DISCLOSURE AND CONSISTENCY OF COST
                ACCOUNTING PRACTICES                         APR 1998
52.230-6        ADMINISTRATION OF COST ACCOUNTING
                STANDARDS                                    NOV 1999
52.232-25       PROMPT PAYMENT                               OCT 2003
52.232-33       PAYMENT BY ELECTRONIC FUNDS TRANSFER-
                CENTRAL CONTRACTOR REGISTRATION              OCT 2003
52.233-1        DISPUTES- ALTERNATE 1                        JUL 2002
52.233-2        SERVICE OF PROTEST                           AUG 1996
52.233-3        PROTEST AFTER AWARD (AUG 1996) - ALT I       JUN 1985
52.239-1        PRIVACY OR SECURITY SAFEGUARDS               AUG 1998
52.242-1        NOTICE OF INTENT TO DISALLOW COSTS           APR 1984
52.242-3        PENALTIES FOR UNALLOWABLE COSTS              MAR 2001
52.242-13       BANKRUPTCY                                   JUL 1995
52.243-2        CHANGES - COST-REIMBURSEMENT                 AUG 1997

Contract No. HHSM-500-2005-000041
Page 37 of 40

52.244-2        SUBCONTRACTS ALTERNATE II                    AUG 1998
52.245-1        PROPERTY RECORDS                             APR 1984
52.246-25       LIMITATION OF LIABILITY - SERVICES           FEB 1997
52.249-6        TERMINATION (COST-REIMBURSEMENT)             MAY 2004
52.251-1        GOVERNMENT SUPPLY SOURCES                    APR 1984
52.253-1        COMPUTER GENERATED FORMS                     JAN 1991

1.2. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATIONS (HHSAR)

  NUMBER                         TITLE                         DATE
----------      ---------------------------------------      --------
352.202-1       DEFINITIONS-ALTERNATE                        JAN 2001
352.228-7       INSURANCE - LIMITATION TO THIRD PERSONS      DEC 1991
352.232-9       WITHHOLDING OF CONTRACT PAYMENTS             APR 1984
352.233-70      LITIGATION AND CLAIMS                        APR 1984
352.242-71      FINAL DECISIONS ON AUDIT FINDINGS            APR 1984
352.270-1       ACCESSIBILITY OF MEETINGS, CONFERENCES,
                AND SEMINARS TO PERSONS WITH
                DISABILITIES                                 JAN 2001
352.270-6       PUBLICATION AND PUBLICITY                    JUL 1991

I.3. 52.215-19 NOTIFICATION OF OWNERSHIP CHANGES-OCT 1997

      (a)   The Contractor shall make the following notifications in writing:

            (1) When the Contractor becomes aware that a change in its ownership has occurred, or is certain to occur, that could result in changes in the valuation of its capitalized assets in the accounting records, the Contractor shall notify the Administrative Contracting Officer (ACO) within 30 days.

            (2) The Contractor shall also notify the ACO within 30 days whenever changes to asset valuations or any other cost changes have occurred or are certain to occur as a result of a change in ownership.

      (b)   The Contractor shall -

            (1) Maintain current, accurate, and complete inventory records of assets and their costs;

            (2) Provide the AGO or designated representative ready access to the records upon request;

            (3) Ensure that all individual and grouped assets, their capitalized values, accumulated depreciation or amortization, and remaining useful lives are identified accurately before and after each of the Contractor's ownership changes; and

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Contract No. HHSM-500-2005-000041
Page 38 of 40

            (4) Retain and continue to maintain depreciation and amortization schedules based on the asset records maintained before each Contractor ownership change.

      (c) The Contractor shall include the substance of the clause in all subcontracts under this contract that meet the applicability requirement of FAR 15.408(k).

I.4 FAR 32.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS.
                        (JUL 2004)

      (a)   Definitions. As used in this clause-

            "Commercial item" has the meaning contained Federal Acquisition Regulation 2.101, Definitions.

            "Subcontract" includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

      (b) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or non-developmental items as components of items to be supplied under this contract.

      (c)

            (1) The Contractor shall insert the following clauses in subcontracts for commercial items:

                  (i)   52.219-8, Utilization of Small Business Concerns (May
                        2004) (15 U.S.C. 837(d)(2)(3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $500,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

                  (ii)  52.222-26, Equal Opportunity (Apr 2002) (E.O.11246).

                  (iii) 52.222-35, Equal Opportunity for Special Disabled
                        Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Dec 2001) (38 U.S.C. 4212(a));

                  (iv) 52.222-36, Affirmative Action for Workers with Disabilities (Jun 1998) (29 U.S.C. 793).

                  (v) 52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (APR 2003) (46 U.S.C. Appx 1241 and 10 U.S.C. 2631) (flow down required in accordance with paragraph (d) of FAR clause 522.47-64).

Contract No. HHSM-500-2005-000041
Page 39 of 40

            (2) While not required, the Contractor may flow down to subcontracts for commercial Items a minimal number of additional clauses necessary to satisfy its contractual obligations.

      (d) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

Contract No. HHSM-500-2005-000041
Page 40 of 40

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTSS.

SECTION J - LIST OF ATTACHMENTS

      J.1 STATEMENT OF WORK- NO. 40700NMSPB
      J.2 GLOSSARY

                                 ATTACHMENT J-1

                        STATEMENT OF WORK NO. 40700NMSPB

                        CONFIDENTIAL TREATMENT REQUESTED
   CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

--------------------------------------------------------------------------------

                                 ATTACHMENT J-1

                        STATEMENT OF WORK NO. 40700NMSPB

--------------------------------------------------------------------------------

ATTACHMENT J-1

              STATEMENT OF WORK FOR THE RECOVERY AUDIT CONTRACTORS
                       PARTICIPATING IN THE DEMONSTRATION
                         (NON-MEDICARE SECONDARY PAYER)
                                 NO. 40700NMSPB

I.    PURPOSE

The purpose of this contract will be to support the Centers for Medicare & Medicaid Services (CMS) in conducting a demonstration project in the state of California using recovery audit contractors (RACs) to provide recovery audit services to identify underpayments and overpayments and/or recoup overpayments under the Medicare program for services for which payment is made under part A or B of title XVIII of the Social Security Act. CMS is utilizing this demonstration project to evaluate the use of recovery audit services in identifying and recouping overpayments determined during the post payment claim review process and in identifying and recovering Non-Medicare Secondary Payer
(MSP) non beneficiary Group Health Plan (GHP) based overpayments. This package includes the requirements for RACs in identifying and recouping Non-Medicare Secondary Payer (MSP) non beneficiary Group Health Plan (GHP) based overpayments.

CMS envisions the following task:

      1. Identifying Medicare claims through the post payment claims review process that contain non-MSP underpayments and overpayments for which payment was made under part A or B of title XVIII of the Social Security Act. This may NOT include identifying overpayments associated with non-MSP voluntary refunds.

            a. For each of these overpayments identified, the RAC SHALL attempt recoupment.

      For any RAC-initiated overpayment that is appealed by the provider, the RAC shall provide support to CMS throughout the administrative appeals process and, where applicable, a subsequent appeal to the appropriate Federal court.

      Note: Duplicate primary payments to providers (where both Medicare and another payer have made payment) are MSP recovery claims against the provider and are not within the scope of this SOW.

II.   BACKGROUND

STATUTORY REQUIREMENTS

Section 306 of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (MMA) requires the Secretary of Health and Human Services (the Secretary) to conduct a demonstration project for the Medicare population to demonstrate the use of RACs under the Medicare Integrity Program in identifying underpayments and overpayments and recouping overpayments under the Medicare

ATTACHMENT J-1

program associated with services for which payment is made under part A or B of title XVIII of the Social Security Act.

CMS is required to actively review Medicare payments for services to determine accuracy and if errors are noted to pursue the collection of any payment that it determines was in error. To gain additional knowledge research the following documents:

      - The Financial Management Manual, the Program Integrity Manual (PIM), and the Medicare Secondary Payer Manual (see www.cms.hhs.gov/manuals) published by CMS for use by CMS contractors,

      -     The Debt Collection Improvement Act of 1996

      -     The Federal Claims Collection Act, as amended and

      -     Related regulations found in 42 CFR.

III. SPECIFIC TASKS

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work.

TASK 1 - PROJECT ADMINISTRATION

A.    Initial Meeting with PO and CMS Staff

      The RAC's key project staff shall meet in Baltimore, Maryland with the PO and relevant CMS staff within two weeks of the date of award (DOA) to discuss the project plan. The specific focus will be to discuss the time frames for the tasks outlined below. Within 2 weeks of this meeting, the RAC will submit a formal project plan outlining the resources and time frame for completing the work outlined. It will be the responsibility of the RAC to update this project plan as necessary during the course of the demonstration. In particular, the RAC will be responsible for notifying CMS when any changes in the project plan will affect the ability to complete tasks according to the agreed upon time frame. No changes shall be made to the project plan without prior approval from the PO.

B.    MONTHLY CONFERENCE CALLS

      On a monthly basis the RAC's key project staff will participate in a conference call with CMS to discuss the progress of the work, evaluate any problems, and discuss plans for immediate next steps of the project. The RAC will be responsible for setting up the conference calls, preparing an agenda documenting the minutes of the meeting and preparing any other supporting materials as needed.

ATTACHMENT J-1

C.    MONTHLY PROGRESS REPORTS

      The RAC shall submit monthly administrative progress reports outlining all work accomplished during the previous month.

      At a minimum, such reports shall cover the following items:

      -     Activities during the previous month:

            - For the identification of overpayment/underpayments and the collection of overpayments: underpayments and overpayments identified, overpayments demanded, overpayments disputed with status, "intent to refer" letters issued, overpayments collected in full, overpayments partially collected, overpayments resolved without collection (and the basis for resolution).

            - For the recovery of uncollectible non-MSP debts: debts collected in full, debts partially collected, debts resolved without collection (and the basis for resolution), reports on all other standard activities as described in the accepted proposal or as agreed upon by CMS and the RAC.

      - Problems encountered and potential future problems including actual and possible delays in deliverables.

      -     Activities planned for the forthcoming month

      -     A brief discussion of substantive findings to date, if any

      Each monthly report shall be submitted by the close of business on the fifth business day following the end of the month by email to the CMS PO and one copy accompanying the contractor's voucher that is sent to the CMS contracting officer.

D.    RAC DATABASE

      CMS will provide a RAC Database to facilitate communication between the RACs, CMS, certain other contractors, and any other CMS-identified entity. CMS anticipates that the RAC Database will be a web-based application and that the RAC will connect to the RAC Database through a T1 line. CMS will provide user ID's/passwords to access the RAC Database. The RAC will be responsible for providing the appropriate equipment so that they can access the database.

TASK  2 - IDENTIFICATION OF NON- MSP OVERPAYMENTS

Identification of Non-MSP Medicare Overpayments and Underpayments

ATTACHMENT J-1

The RAC(s) shall pursue the identification of Medicare claims which contain non-MSP overpayments and underpayments for which payment was trade or should have been made under part A or B of title XVIII of the Social Security Act.

A.    NON-MSP OVERPAYMENTS/UNDERPAYMENTS INCLUDED IN THIS STATEMENT OF WORK

      Unless prohibited by Section 2B, the RAC may attempt to identify overpayments/underpayments that result from any of the following:

      - Incorrect payment amounts (exception: in cases where CMS issues instructions directing contractors to not pursue certain incorrect payments made)

      - Non-covered services (including services that are not reasonable and necessary under section 1862(a)(1)(A) of the Social Security Act).

      -     Incorrectly coded services (including DRG miscoding)

      -     Duplicate services

      The RAC may attempt to identify non-MSP overpayments/underpayments on claims (including inpatient hospital claims) -

      - Appropriately submitted to carriers and intermediaries in California, or

      - Appropriately submitted to DMERCs for services provided to beneficiaries with a primary residence in California.

B.    NON-MSP OVERPAYMENTS/UNDERPAYMENTS EXCLUDED FROM THIS STATEMENT OF WORK

      The RAC may NOT attempt to identify overpayments/underpayments arising from any of the following:

            1. SERVICES PROVIDED UNDER A PROGRAM OTHER THAN MEDICARE FEE-FOR-SERVICE

                  For example, RACs may NOT attempt to identify overpayments/underpayments in the Medicare Managed Care program, Medicare drug card program or drug benefit program.

            2.    COST REPORT SETTLEMENT PROCESS

                  RACs may NOT attempt to identify underpayments and overpayments that result from Indirect Medical Education (IME) and Graduate Medical Education (GME) payments

            3. EVALUATION AND MANAGEMENT (E&M) SERVICES THAT ARE INCORRECTLY CODED (CPT CODES 99201-99499)

                  The RAC shall NOT attempt to identify
                  overpayments/underpayments that result form a provider mis-coding the E&M service (e.g., billing for a level 4 visit when the medical record only supports

ATTACHMENT J-1

                  a level 3 visit). However, the RAC MAY attempt to identify overpayments/underpayments arising from:

                        -     E&M services that are not reasonable and necessary

                        - violations of Medicare's global surgery payment rules even in cases involving E&M services

            4.    CLAIMS PAID OR DENIED IN THE CURRENT FISCAL YEAR.

                  The RAC shall not attempt to identify any overpayment or underpayment in the current fiscal year. The RAC shall limit its work to claims paid in prior fiscal years.

            5. CLAIMS WHERE THE MEDICARE REGULATIONS INDICATE THAT THE MEDICARE PROGRAM DOES NOT HAVE THE AUTHORITY TO REOPEN CLAIMS

                  The RAC shall not attempt to identify any overpayment or underpayment more than 4 years past the date of the initial determination made on the claim. Any overpayment or underpayment inadvertently identified by the RAC after this timeframe shall be set aside. The RAC shall take no further action on these claims except to indicate the appropriate status code on the RAC Database.

            6. CLAIMS WHERE THE BENEFICIARY IS LIABLE FOR THE OVERPAYMENT BECAUSE THE PROVIDER IS WITHOUT FAULT WITH RESPECT TO THE OVERPAYMENT

                  The RAC shall not attempt to identify any overpayment where the provider is without fault with respect to the overpayment. If the provider is without fault with respect to the overpayment, liability switches to the beneficiary. The beneficiary would be responsible for the overpayment and would receive the demand letter. The RAC may not attempt recoupment from a beneficiary. One example of this situation may be a service that was not covered because it was not reasonable and necessary but the beneficiary signed an Advance Beneficiary Notice. Chapter 3 of the PIM and HCFA/CMS Ruling #95-1 explain Medicare liability rules. Without fault regulations can be found at 42 CFR 405.350 and further instructions can be found in Chapter 3 of the Financial Management Manual.

            7.    RANDOM SELECTION OF CLAIMS

                  The RAC shall adhere to Section 935 of the Medicare Prescription Drug, Improvement and Modernization Act of 2003, which prohibits the use of random claim selection for any purpose other than to establish an error rate. Therefore, the RAC shall not use random review in order to identify cases for which it will order medical records from the provider. Instead, the RAC shall utilize data analysis techniques in order to identify those claims most likely to contain overpayments. The process is called "targeted review". The RAC may not target a claim solely because it is a high dollar

ATTACHMENT J-1

                  claim but may target a claim because it is high dollar AND contains other information that leads the RAC to believe it is likely to contain an overpayment.

            8.    CLAIMS IDENTIFIED WITH A SPECIAL PROCESSING NUMBER

                  Claims containing Special Processing Numbers are involved in a Medicare demonstration or have other special processing rules that apply. These claims are not subject to review by the RAC.

            9.    PREPAYMENT REVIEW

                  The RAC shall identify Medicare overpayments and underpayments using the post payment claims review process. Any other source of identification of a Medicare overpayment or underpayment (such as prepayment review) is not included in the scope of this contract.

C.    PREVENTING OVERLAP

      1. PREVENTING OVERLAP WITH CONTRACTOR PERFORMING CLAIMS REVIEW AND/OR RESPONSIBLE FOR RECOVERIES.

            In order to minimize the impact on the provider community, CMS would like to avoid situations where the RAC and another Medicare contractor are working on the same claim. Therefore, the RAC Database will be used by the RAC to determine if another entity already has the provider and/or claim under review. The RAC Database will include a master table of excluded providers and claims. This table will be updated on an as needed basis. Before beginning a claim review the RAC shall input the claim(s) into the RAC Database. If another entity has the provider and/or claim under review the RAC Database will notify the RAC. If the RAC Database does not inform the RAC that the provider and/or claim is under review the RAC may proceed with the review. As updates to the master table are received, the RAC Database will scan all current entries in the database. If any exist that are now excluded the RAC will be notified through a report. The following contractors may input providers and/or claims into the master table for exclusion:

                  - Part B physician or supplier claims: the carrier medical review unit for the state.

                  - Part A claims (other than inpatient PPS hospital claims and long term care hospital claims): the intermediary medical review unit for the state.

                  - Part A inpatient PPS hospital claims and long term hospital claims: the Quality Improvement Organization
                        (QIO) for the state,

ATTACHMENT J-1

                  -     Durable Medical Equipment, Prosthetics, Orthotics and
                        Supplies: the appropriate DMERC medical review unit or full PSC medical review unit for the state.

            For the purposes of this SOW, these contractors will be called "affiliated contractors" or ACs.

            The AC will only identify the claim as not available for review for the following reasons: 1) the AC has an ongoing postpay review on the claim, 2) the AC previously made a prior authorization determination on the claim, 3) the AC previously requested the medical record associated with the claim. or 4) the AC previously issued a full or partial denial for the claim. CMS will instruct ACs that once a claim is identified as available, the AC may not begin a postpayment medical review case on similar claims (i.e., same provider, same services). CMS policy is that the first organization to identify the overpayment gets to develop the case.

      2. PREVENTING RAC OVERLAP WITH CONTRACTORS, CMS, OGC, DOJ, OIG AND/OR OTHER LAW ENFORCEMENT ENTITIES PERFORMING POTENTIAL FRAUD REVIEW.

            CMS must ensure that RAC activities do not interfere with potential fraud reviews being conducted by Benefit Integrity (BI) Program Safeguard Contractors (PSCs) or DMERC BI units or with potential fraud investigations being conducted by law enforcement. Therefore, RACs shall input all claims into the RAC Database before attempting to identify or recover overpayments. (The master table described above will be utilized.) The following contractors may input providers and/or claims into the master table for exclusion:

                  -     The BI PSC for the state and/or

                  - The DMERC BI unit with claims jurisdiction for beneficiaries residing in the state

            For the purposes of this SOW, these contractors will be called "BI contractors."

            (See Task 7, section F regarding how BI contractors or CMS can recall cases at any time.) CMS policy is that the BI contractor's (and law enforcement's) needs take precedence over the RAC's desire to pursue a case.

D.    OBTAINING AND STORING MEDICAL RECORDS FOR NON-MSP REVIEWS

      Whenever needed for non-MSP reviews, the RAC may obtain medical records by going onsite to the provider's location to view/copy the records or by requesting that the provider mail/fax the records to the RAC. If the RAC attempts an onsite visit and the provider refuses to allow access to their facility, the RAC may not make an overpayment determination based upon the lack of access. Instead, the RAC shall request the needed records in writing.

ATTACHMENT J-1

      1.    PAYING FOR MEDICAL RECORDS

            a.    RACs shall pay for medical records

                  Should the RAC guest medical records associated with:

                        -     an acute care inpatient prospective payment system
                              (PPS) hospital (DRG) claim,

                        -     a Long Term Care hospital claim,

                  the RAC shall pay the provider for producing the records in accordance with the current formula or any applicable payment formula created by state law. (The current per page rate is: medical records photocopying costs at a rate of $.12 per page for reproduction of PPS provider records and $.15 per page for reproduction of non-PPS institutions and practitioner records, plus first class postage. Specifically, hospitals and other providers (such as critical access hospitals) under a Medicare cost reimbursement system, receive no photocopying reimbursement. Capitation providers such as HMOs and dialysis facilities receive $.12 per page. The formula calculation can be found at 42 CFR Section 476.78(c). All changes to the formula calculation or rate will be published in the Federal Register.)

            b.    RACs may pay for medical records.

                  Should the RAC request medical records associated with any other type of claim including but not limited to the facilities listed in PIM 1.12, paragraph 2, the RAC may (but is not required to) pay the provider for producing the record using any formula the RAC desires.

2.    UPDATING THE CASE FILE

      The RAC shall indicate in the case file (See Task 7, section H for additional case record maintenance instructions.)

            -     A copy of all request letters,

            -     Dates of any calls made, and

            -     Notes indicating what transpired during the call.

3.    ASSESSING AN OVERPAYMENT FOR FAILING TO PROVIDE REQUESTED MEDICAL RECORDS

      Pursuant to the instructions found in PIM 3.10 and Exhibits 9-12, the RAC may find the claim to be an overpayment if medical records are requested and not received within 45 days. Additional letters/calls are at the discretion of the RAG.

ATTACHMENT J-1

      4.    STORING AND SHARING MEDICAL RECORDS

            The RAC must make available, to all ACs, CMS, OIG, (and others as indicated by the PO) any requested medical record.

            a.    Storing and sharing PAPER medical records

                  Should the RAC choose to store and share paper medical records upon request, they shall:

                        - Store medical record NOT associated with an overpayment for 1 year,

                        - Store medical records associated with an overpayment for duration of the contract,

                        - Send the copy via mail or fax within 10 calendar days of the request,

                        - Maintain a log of all requests for medical records indicating at least the requester, a description of the medical record being requested, the date the request was received, and the date the request was fulfilled. The RAC Database will not be available for this purpose.

            b.    Storing and sharing IMAGED medical records

                  Should the RAC choose to store and share imaged medical records, they shall:

                        - Provide a document management system that meets the requirements outlined in Appendix 1

                        - Store medical record NOT associated with an overpayment for 1 year,

                        - Store medical records associated with an overpayment for duration of the contract,

                        - Maintain a log of all requests for medical records indicating at least the requester, a description of the medical record being requested, the date the request was received, and the date the request was fulfilled. The RAC Database will not be available for this purpose.

ATTACHMENT J-1

Upon the end of the demonstration or contract, the RAC shall send copies of the imaged records to the contractor specified by the PO.

E.    COVERAGE AND/OR CORRECT CODING REVIEW PROCESS

      1.    COVERAGE CRITERIA.

            The RAC shall consider a service to be covered under the Medicare program if it meets all of the following conditions:

                  a. It is included in one of the benefit categories described in Title XVIII of the Act;

                  b. It is not excluded from coverage on grounds other than 1862(a)(1); and

                  c. It is reasonable and necessary under Section 1862(a)(1) of the Act.

      2.    MINOR OMISSIONS.

            The RAC shall not make denials on minor omissions such as missing dates or signatures.

      3.    MEDICARE POLICIES AND ARTICLES.

            The RAC shall comply with all National Coverage Determinations
            (NCDs), Coverage Provisions in Interpretive Manuals, national coverage and coding articles, local coverage determinations (LCDs) (formerly called local medical review policies (LMRPs) and local coverage/coding articles in their jurisdiction. NCDs, LMRPs/LCD and local coverage/coding articles can be found in the Medicare Coverage Database (www.cms.hhs.gov/mcd). Coverage Provisions in Interpretive Manuals can be found in various parts of the Medicare Manuals. In addition, the RAC shall comply with all relevant joint signature memos forwarded to the RAC by the project officer.

      4.    INTERNAL GUIDELINES.

            As part of its process of reviewing claims for coverage and coding purposes, the RAC may (but is not required to) develop detailed written review guidelines. For the purposes of this SOW, these guidelines will be called "Internal Guidelines." Internal Guidelines, in essence, will allow the RAC to operationalize carrier and intermediary LCDs and NCDs. Internal Guidelines shall specify what information should be reviewed by reviewers and the appropriate resulting determination. The RAC need not hold public meetings or seek public comments on their proposed internal guidelines. However, they must make their Internal Guidelines available to CMS, ACs, BI

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            contractor and the public upon request. Internal Guidelines shall not create or change policy.

      5.    ADMINISTRATIVE RELIEF FROM REVIEW IN THE PRESENCE OF A DISASTER.

            The RAC shall comply with PIM 3.2.2 regarding administrative relief from review in the presence of a disaster.

      6.    EVIDENCE.

            The RAC shall only identify a claims overpayment where there is supportable evidence of the overpayment. There are two primary ways of identification:

                  a) Through "automated review" of claims data without human review of medical or other records; and

                  b) Through "complex review" which entails human review of a medical record or other documentation.

      7.    AUTOMATED COVERAGE/CODING REVIEWS.

            The RAC shall use automated review only in situations where there is certainty that the services is not covered or incorrectly coded, was a duplicate payment or other claims related overpayment. An automated review may only be performed if the requirements of PIM
            3.5.1 are met. For example, if the National Coverage Determination
            (NCD) or Local Coverage Determination (LCD) states that the service is never considered reasonable and necessary for people with condition X, the RAC may identify this overpayment via an automated review. On the other hand, if the NCD states that the service is rarely considered reasonable and necessary for people with condition X, the RAC shall conduct a complex review in order to determine if an overpayment exists.

      8.    COMPLEX COVERAGE/CODING REVIEWS.

            The RAC shall use complex medical review in situations where the requirements of PIM 3.5.1 are not met. Complex medical review is used in situations where there is a high probability (but not certainty) that the service is not covered and copies of medical records will be needed to provide support for the overpayment.

F.    ACTIVITIES FOLLOWING REVIEW

      1.    RATIONALE FOR DETERMINATION.

            The RAC shall document the rationale for the determination. This rationale shall list the review findings including a description of the Medicare policy or rule that was violated and a statement as to whether the violation a) resulted in an overpayment or b) did not affect payment.

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            The RAC shall make available upon request by any other ACs, CMS,
            OIG, (and others; as indicated by the PO) any requested rationale.

            a.    Storing and sharing PAPER rationale documents

            Should the RAC choose to store and share review rationale documents in paper format, they shall:

                  - Store rationale documents NOT associated with an overpayment for 1 year,

                  - Store rationale documents associated with an overpayment for the duration of the contract,

                  - Send the copy via mail or fax within 10 calendar days of the request

                  - Maintain a log of all requests for rationale documents indicating at least the requester, a description of the rationale being requested, the date the request was received, and the date the request was fulfilled. The RAC Database will not be available for this purpose.

            c.    Storing and making available IMAGED rationale documents

            Should the RAC choose to store and make available imaged rationale documents, they shall:

                  - Provide a document management system that meets the requirements outlined in Appendix 1,

                  - Store rationale documents NOT associated with an overpayment for 1 year,

                  - Store rationale documents associated with an overpayment for the duration of the contract,

                  - Maintain a log of all requests for rationale documents indicating at least the requester, a description of the medical record being requested, the date the request was received, and the date the request was fulfilled. The RAC Database will not be available for this purpose.

            Upon the end of the demonstration or contract, the RAC shall send copies of the imaged rationale documents to the contractor specified by the PO.

      2.    COMMUNICATION WITH PROVIDERS ABOUT NON-MSP CASES

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            a.    Automated review.

                  The RAC shall communicate to the provider the results of each automated review that results in an overpayment determination. The RAC shall inform the provider of which coverage/coding/payment policy or article was violated. The RAC need not communicate to providers the results of automated reviews that do not result in an overpayment determination. The RAC shall record the date and format of this communication in the RAC Database.

            b.    Complex review.

                  The RAC shall communicate to the provider the results of every complex review (i. e., every review where a medical record was obtained), including cases where no overpayment was identified. In cases where an overpayment was identified, the RAC shall inform the provider of which coverage/coding/payment policy or article was violated. The RAC shall record the date and format of this communication in the RAC Database.

      3.    DETERMINE THE OVERPAYMENT AMOUNT ON NON-MSP CASES

            a.    Full denials

                  A full denial occurs when the RAC determines that:

                        i. The submitted service was not reasonable and necessary and no other service would have been reasonable and necessary, or

                        ii.   No service was provided.

                  The overpayment amount is the total paid amount for the service in question.

            b.    Partial denials

                  A partial denial occurs whets the RAC determines that:

                        i. The submitted service was not reasonable and necessary but a lower level service would have been reasonable and necessary, or

                        ii. The submitted service was upcoded (and a lower level service was actually performed).

                  In these cases, the RAC must determine the level of service that was reasonable and necessary or represents the correct code for the service described in the medical record. In order to determine the actual overpayment amount, the claim adjustment will have to be completed by the AC. Once the AC completes the claim adjustment, the AC will notify the RAC through the RAC

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                  Database (or another method instructed by CMS) of the
                  overpayment amount. The RAC shall then proceed with recovery. The RAC can only collect the difference between the paid amount and the amount that should have been paid.

            c.    Extrapolation.

                  Follow the procedures found in PIM 3.10 and Exhibits 9-12, as well as MMA Section 935(a), regarding the use of extrapolation.

            d.    Recording the Overpayment Amount in the RAC Database

                  The RAC shall update the RAC Database with:

                        -     The overpayment amount for each claim in question

                        -     Line level claim detail with
                              overpayment/underpayment amounts;

                        - The date of the original demand, any subsequent demand and the DCIA intent to refer letter;

                        -     The applicable interest rate;

                        - Collection detail and/or document adjustments due to valid documented defenses to the overpayment.

      Once an overpayment is identified, the RAC shall proceed with the Recovery of Medicare Overpayments.

G.    POTENTIAL FRAUD

      The RAC shall report instances of potential fraud immediately to the BI contractor via the RAC Database. The RAC must review all entries made by the BI contractor into the RAC Database on a daily basis to see if the BI contractor has recalled any cases. (If possible, the RAC Database will create a report to assist the RAC in determining if any new recalled cases exist and if any of them are being worked by the RAC.) (See Task 7 section F on recalled cases)

TASK 3 - NON-MSP UNDERPAYMENTS

Upon identifying an underpayment, normally through an automated review, the RAC will update the RAC Database (Or another method instructed by CMS) with the claim and the underpayment status code. On a monthly basis the RAC shall submit a report to the PO listing all underpayments the RAC identified during the month. All documentation supporting the underpayment determinations shall be attached to the report. The report and supporting documentation shall be characterized so that a reviewer could easily determine what documentation goes with what underpayment determination. The PO will maintain a file and then forward relevant Medicare underpayment information to the appropriate AC or instruct the appropriate AC to proceed with the underpayment determination.

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TASK 4 - RECOUPMENT OF NON-MSP OVERPAYMENTS

The RAC(s) will pursue the recoupment of non-MSP Medicare overpayments that are identified through Task 2. The recovery techniques utilized by the RAC shall be legally supportable. The recovery techniques shall follow the guidelines of all applicable CMS regulations and manuals as well as all federal debt collection standards. Some guidelines specific to CMS include, but are not limited to, 42 CFR, the Debt Collection Improvement Act of 1996, and the Federal Claims Collection Act, as amended. The RAC is required to follow the manual guidelines in the Medicare Financial Management Manual, Chapter 3 & 4, as well as instructions in CMS One Time Notifications and Joint Signature Memorandum unless otherwise instructed in this statement of work or specifically agreed to by the PO.

CMS utilizes a threshold for the recovery of overpayments to physicians and suppliers for non-MSP Part B or DME claims. This threshold is $10.00. The RAC shall not demand or attempt recoupment on a non-MSP overpayment for a Part B service to a physician or supplier if the amount is less than $10.00. Overpayments may be aggregated to meet the $10.00 threshold. CMS does not utilize a threshold for the recovery of overpayments for non-MSP Part A claims.

A.    Demand Letter

Afteridentification, the first recovery step taken by the RAC shall be the issuance of a written demand letter. Non-MSP demand letter(s) shall include all necessary information specified in the Medicare Financial Management Manual, Chapter 4, section 20 and section 90 (unless specifically excluded in this statement of work). The CMS Project Officer shall approve a sample demand letter before any demand letters can be sent.

B.    Recoupment through Current and/or Future Medicare Payments

Medicare utilizes recoupment, as defined in 42 CFR 405.370 to recover a large percentage of all Medicare provider overpayments. "Recoupment" as defined in 42 CFR 405.370 is the recovery by Medicare of any outstanding Medicare debt by reducing present or future Medicare provider payments and applying the amount withheld to the indebtedness. Non-MSP overpayments identified and demanded by the RAC will also be subject to the existing withhold procedures. The existing withhold procedures can be found in the Medicare Financial Management Manual, Chapter 4, section 40.1. The withhold of present and/or future payments will occur by the appropriate Medicare FI or Carrier. These withhold procedures will be used for all non-MSP provider overpayments.

Once payments are withheld, the withhold remains in place until the debt is satisfied in full or alternative payment arrangements are made. As payments are withheld they are applied against the oldest outstanding overpayment. The debt receiving the payments may or may not have been determined by the RAC. All payments are first applied to interest and then to principal. Interest accrues from the date of the demand letter and in accordance with 42 CFR 405.378.

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ATTACHMENT J-1

The RAC will receive a contingency payment, as stated in the Payment Methodology attachment, for all amounts recovered from the withhold of present and/or future payments that are applied to the principal amount identified and demanded by the RAC.

The RAC should not stop recovery attempts strictly because recoupment of the overpayment through current and/or future Medicare payments is being attempted. Outside of the first demand letter and the Intent to Refer demand letter and the offset process, the RAC can determine the recovery methods they choose to utilize. See the Medicare Financial Management Manual, Chapter 4 ss.20 and ss.90 for minimum requirements of the Medicare Fiscal Intermediaries and Carriers. All recoupment methods shall be explained in the bidder's proposal.

C.    Repayment Through Installment Agreements

The RAC shall offer the provider the ability to repay the overpayment through an installment plan. The RAC shall have the ability to approve installment plans up to 12 months in length. If a provider requests an installment plan over 12 months in length the RAC shall forward a recommendation to the appropriate regional office. The regional office will review the case and if the recommended installment plan is over 36 months in length, the regional office will forward the recommendation to Central Office for approval. The RAC shall not deny an installment plan request. However, the RAC may recommend denial. All recommended denials shall be forwarded to the appropriate regional office for review. If necessary the regional office will request Central Office assistance. If an installment plan requires assistance from the Regional or Central Office, the package shall include all documents listed in the Medicare Financial Management Manual, Chapter 4, Section 50.3. When reviewing all installment agreements the RAC shall follow the guidelines in section 1893(f)(1) of the Social Security Act as amended by section 935(a) of the Medicare Prescription Drug, Improvement and Modernization Act of 2003.

The RAC will receive a contingency payment based on the principal amount of each installment payment. As the provider submits monthly payments, the RAC shall receive the applicable contingency payment for the principal amount received.

D.    Referral to the Department of Treasury

The Debt Collection Improvement Act of 1996 (DCIA) requires federal agencies to refer eligible delinquent debt to a Treasury designated Debt Collection Center for cross servicing and further collection activities, including the Treasury Offset Program. CMS is mandated to refer all eligible debt, over 180 days delinquent, for cross servicing.

Per DCIA referral criteria, "delinquent" is defined as debt: (1) that has not been paid (in full) or otherwise resolved by the date specified in the agency's initial written notification (i.e.. the agency's first demand letter), unless other payment arrangements have been made, or (2) that at any time thereafter the debtor defaults on a repayment agreement.

Debts ineligible for referral include:

      -     Debts in appeal status (pending at any level);

      -     Debts where the debtor is in bankruptcy;

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ATTACHMENT J-1

      - Debts under a fraud and abuse investigation if the contractor has received specific instructions from the investigating unit (i.e., Office of Inspector General or Office of General Counsel, etc.) not to attempt collection;

      - Debts in litigation ("litigation" means litigation which involves the federal government as a party; it does not include litigation between the debtor and some party other than the federal government);

      - Debts where the only entity which received the last demand letter is the employer and the employer is a Federal agency (MSP debts only);

      -     Debts where the debtor is deceased;

      - Debts where CMS has identified a specific debt or group of debtors as excluded from DCIA referral (MSP debts only);

      -     Debts where there is a pending request for a waiver or compromise;

      - Debts less than $25.00 (for non-MSP this amount is principal only; for MSP this amount is principal and interest);

      -     Debts of $100 or less where no TIN is available.

The RAC shall issue a written notification to the debtor with the appropriate intent to refer language within a time frame that allows for the RAC to issue an appropriate reply to all timely responses to the "intent to refer" letter before the debt is 130 days DELINQUENT. All outstanding debts remaining unresolved and not under a non-delinquent installment agreement must be sent to the affiliated contractor for referral to Treasury on or before they are 130 days delinquent. The intent to refer language can be found in the Medicare Financial Management Manual, Chapter 4, Section 70 for non-MSP. The RAC is required to cease all recovery efforts once the debt is referred to the Department of Treasury. The AC will prepare the case for referral and will notify the RAC, through the RAC Database when the debt is referred. Once the overpayment referred it is no longer the responsibility of the RAC. However, the RAC shall receive a lesser contingency payment as identified in the Payment Methodology Scale if Treasury is able to fully or partially collect the overpayment. This fee will be a percentage of the principal amount recovered after deduction for fees that must be paid to Treasury.

E.    Compromise and/or Settlement of Overpayment

The RAC shall not have any authority to compromise and/or settle an identified or possible non-MSP overpayment. If a debtor presents the RAC with a compromise request, the RAC shall forward the overpayment/MSP recovery claim case and all applicable supporting documentation to the CMS PO for direction. The RAC must include its recommendation on the request and justification for such recommendation. If the debt is greater than $100,000, the package must include a completed Claims Collection Litigation Report (CCLR). If the provider presents the RAC with a settlement offer or a consent settlement inquest, the RAC shall forward the overpayment case and all applicable supporting documentation to the CMS PO for direction. If CMS determines that a compromise and/or settlement is in the best interests of Medicare, the RAC shall receive a contingency payment for the portion of principal that was recouped, providing that the RAC initiated recoupment by sending a demand letter prior to the compromise and/or settlement offer being received.

F.    Voluntary/Self-Disclosure of Non-MSP Overpayments by the Provider

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ATTACHMENT J-1

If a provider voluntarily self-discloses a non-MSP overpayment after the RAC issues a demand letter or a request for medical record, the RAC will receive a discounted contingency fee based on the Payment Methodology Scale. In order to be eligible for the contingency fee, the type and dates of service for the self-disclosed overpayment must be in the RAC's most recently approved project plan.

      - If the provider self-discloses this kind of case to the RAC, the RAC shall document the case in its files and databases, and forward the check to the appropriate Medicare contractor.

      - If the provider self-discloses this kind of case to the Medicare contractor, the Medicare contractor will notify the RAC within 5 calendar days and will forward the case file (minus the check) to the RAC within 10 calendar days. The RAC will document the case in its files and databases.

The RAC shall cease recovery efforts for the claims involved in the self-disclosure immediately upon becoming aware (i.e., when the RAC is notified by the Medicare contractor, the provider, etc.)

If a provider voluntarily self-discloses a non-MSP overpayment, and the self-disclosed overpayment does NOT involve the same types of services for which the RAC had issued a demand letter or a request for medical records, then the RAC is not entitled to a contingency fee amount.

      - If the provider self-discloses this kind of case to the RAC and forward the check to the appropriate Medicare contractor.

      - If the provider self-discloses this kind of case to the Medicare contractor, the RAC need take no action.

The RAC may continue recovery efforts since the provider self- disclosure involved a different provider/service combination.

Unsolicited/Voluntary Refunds (by check or claims adjustment, including those due to credit balances) -- Occasionally the AC may receive an unsolicited/voluntary refund from a provider. An unsolicited/voluntary refund is a refund that is submitted to the AC without a demand letter. It is a situation where the provider realizes that a refund is due the Medicare program and refunds the money to the AC. By definition, an unsolicited/voluntary refund (by check or by claims adjustment) must occur before a demand letter is issued. The RAC shall not receive any contingency payment on an unsolicited/voluntary refund.

G.    Recoupment During the Appeals Process

This section is applicable only to non-MSP provider overpayments and MSP non-beneficiary GHP uncollectible debt. There is no formal administrative appeals process for employer, insurer/third party administrator, or workers' compensation carrier debt although the RAC must respond timely and appropriately to all debtor communications, including payment by check. Additionally the RAC

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ATTACHMENT J-1

must provide support, as needed, if the debt is disputed outside of the formal administrative appeals process after being returned to the local contractor (or a third party as designated by CMS) for further collection action including referral to the Department of the Treasury for further debt collection activities.

The RAC shall ensure that all demand letters initiated as a result of an identified overpayment in Task 2 contain provider appeal rights, where applicable.

If a provider files an appeal with the appropriate entity within the appropriate timeframes, the RAC shall follow Section 1893(f)(2) of the Social Security Act as amended by section 935(a) of the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 regarding the limitation on recoupment.

Once the RAC is notified of the appeal request, the RAC shall cease all recovery efforts. If a provider instructs the RAC that it has filed an appeal, the RAC shall cease recovery efforts and confirm the appeal request with the CMS Project Officer or its delegate. After the reconsideration level of the appeal process (completed by the Qualified Independent Contractor (QIC)) is adjudicated (or the first level of appeal if the QIC reconsideration process has not been implemented yet), the RAC shall resume recovery efforts if the decision was against the provider.

THE AGING OF THE PROVIDER OVERPAYMENT FOR DEBT REFERRAL PURPOSES WILL CEASE WHILE RECOVERY EFFORTS ARE STOPPED DURING THE APPEAL PROCESS. Interest shall continue to accrue, from the date of the demand letter, throughout the appeals process.

G.    Interest

For non-MSP debt -- Regulations regarding interest assessment on determined non-MSP Medicare overpayments and underpayments can be found at 42 CFR 405.378. Interest will accrue from the date of the final determination and will either be charged on the overpayment balance or paid on the underpayment balance for each full 30-day period that payment is delayed. The interest rate in effect on the date of final determination is the rate that will be assessed for the entire life of the overpayment. When payments are received, payments are first applied to any accrued interest and then to the remaining principal balance. Contingency fees are based upon the principal amounts recovered. All payments are applied to interest first, principal second.

H.    Customer Service

The RAC shall provide a toll free customer service telephone number in all correspondence sent to Medicare providers or other prospective debtors. The customer service number shall be staffed by qualified personnel during normal business hours from 8:00 am. to 4:30 p.m. in the applicable time zone. For example, if the RAC is conducting the demonstration in California the customer service number shall be staffed from 8:00am to 4:30pm Pacific standard time. After normal business hours, a message shall indicate the normal business hours for customer service. All messages playing after normal business hours or while

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ATTACHMENT J-1

on hold shall be approved by the CMS Project Officer before use.

The staff answering the customer service lines shall be knowledgeable of the demonstration. The staff shall have access to all identified non- overpayments and shall be knowledgeable of all possible recovery methods and the appeal rights of the provider (for provider debts). If need be, the staff person responsible for that overpayment shall return the call within 1 business day. The RAC shall provide a translator for Spanish speaking providers or other prospective debtors. This translator shall be available within 1 business day of the provider's original call.

The RAC shall respond to written correspondence within 30 days of receipt. The RAC shall provide the CMS Project Officer with copies by fax and mailed hard copy, of all correspondence indicating displeasure in the demonstration, in the overpayment identification, or in the recovery methods utilized, within ten (10) calendar days of receipt of such correspondence. (If the RAC is not sure how the correspondence will be interpreted, it should forward the correspondence to the CMS Project Officer.) The RAC shall provide remote call monitoring capability to CMS personnel in Baltimore. The RAC's phone system must notify all callers that the call may be monitored for quality assurance purposes.

The RAC shall retain a written report of contact for all telephone inquiries.

TASK 5- SUPPORTING IDENTIFICATION OF NON-MSP OVERPAYMENT IN THE MEDICARE APPEAL PROCESS AND/OR IN THE DCIA PROCESS.

Providers are given appeal rights for the majority of Medicare overpayments determined during the post payment review process. If a provider chooses to appeal an overpayment determined by the RAC, the RAC shall assist CMS with support of the overpayment determination throughout all levels of the appeal. This includes providing supporting documentation with appropriate reference to Medicare statutes, regulations, manuals and instructions when requested, providing assistance, and representing CMS at any hearings associated with the overpayment when requested by CMS.

Providers shall request an appeal through the appropriate Medicare appeals process. A third party shall adjudicate all appeal requests related to provider overpayments identified by the RAC. This third party may be the current Medicare contractor, a third party contractor identified by CMS, a Qualified Independent Contractor, an Administrative Law Judge, or HHS' Departmental Appeals Board's Medicare Appeals Council. Some recovery claims may eventually be appealed to the appropriate Federal court. If the RAC receives a written appeal request it shall forward it to the appropriate third party adjudicator within one business day of receipt. If the appropriate Medicare contractor is not known, the RAC shall contact the CMS PO within one business day of receipt for assistance. If the R.AC receives a verbal request for appeal from a provider, the RAC shall give the provider the telephone number of the appropriate Medicare contractor and inform them that their verbal request does not suspend the permissible time frame for requesting an appeal as set forth in the demand letter.

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The appropriate Medicare contractor will notify the RAC and the CMS PO of the appeal request and the outcome of each applicable appeal level through the RAC Database. The update to the RAC Database shall occur within 5 business days of learning of the appeal request and/or decision.

Additionally the RAC must provide support, as needed, if the debt is disputed outside of the formal administrative appeals process after being returned to the local contractor (or a third party as designated by CMS) for further collection action including referral to the Department of the Treasury for further debt collection activities.

TASK 6A - REPORTING OF IDENTIFIED, DEMANDED AND COLLECTED MEDICARE NON-MSP OVERPAYMENTS AND IDENTIFIED MEDICARE NON-MSP UNDERPAYMENTS

The RAC will be required on a monthly basis to provide the CMS PO or its delegate with detailed information concerning non-MSP overpayments and underpayments that have been identified, overpayments that have been demanded and overpayments that have been fully or partially collected. At CMS discretion, these figures supplied by the RAC shall be incorporated into the financial statements prepared by CMS. The RAC shall have supporting documentation for all line items on the report. This report will be due no later than the fifth (5th ) business day of the following month. CMS will supply the RAC with the correct format for the reporting no later than 15 calendar days after the first recovery efforts have begun.

Database Reporting of Possible/Identified Non-MSP

CMS plans to utilize a database to house information on potential and outstanding non-MSP overpayments under the RAC realm of responsibility. This database will store outstanding overpayment data, determination dates, principal and interest amounts, the status of the overpayment and will allow CMS to prepare detailed and/or summary reports from various data included in the database.

At least 15 days prior to the beginning of the identification process begins, each RAC will receive a training manual for the database that will be utilized by CMS for this demonstration project. In addition to the training manual, CMS will conduct training on the applicable system. This training will be completed by teleconference, videoconference or onsite at CMS or the RAC site at least 15 days prior to the beginning of the first identification and recovery efforts.

Contractors will be required to either manually or electronically enter the following types of information into the database:

*Universe of potential overpayments (electronic file update if possible)

*Manual update of status code when approval to request medical records is needed, when various demand letters are sent, when claim adjustments are needed...

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TASK 6B OTHER SYSTEMS CREATED BY RAC

The RAC is free to utilize a subsequent system in addition to RAC Database provided by CMS. Any subsequent system shall not take the place of the RAC Database.

All reports generated from an alternative system shall be converted to Microsoft Excel 2000 prior to submission to the CMS Project Officer.

TASK 7 - ADMINISTRATIVE AND MISCELLANEOUS ISSUES

A.    Administrative Functions

Once the RAC has identified a non-MSP overpayment, the RAC shall send the debtor a demand letter as indicated in Task 4A. This demand letter shall request that the debtor submit payment in full. Payments shall be sent to the appropriate third party contractor or lockbox. CMS will instruct the RACs of the applicable payment address. (CMS plans, if possible, to have a separate address/lockbox for all overpayments demanded by the RAC.) At CMS discretion. CMS may utilize a third party contractor to process the administrative functions for the non-MSP overpayments and underpayments determined by the RAC. This may include the financial reporting of the receivable, any claims adjustments necessary to ensure an accurate claims history, the appeal process, depositing the refund check and initiating offset. The RAC shall have no rights in the selection of a third party contractor to process the administrative functions if CMS elects to utilize such a third party contractor. The RAC shall interact cooperatively with the third party contractor on an as-needed basis.

B.    Separate reporting

If a single entity is awarded a single contract that includes more than one of the four major tasks identified in section I of this SOW, the reporting and data for each of those for major tasks must be kept separate.

C.    Payment Methodology

All payments shall be paid only on a contingency fee basis and shall be based on the principal amount of the collection.

Contingency fees:

      - Because interest collected is returned to General Revenue rather than to the Medicare trust funds, a contingency fee shall not be paid on any interest collected.

      - The RAC shall not receive any payments for the identification of the non-MSP overpayments or underpayments.

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ATTACHMENT J-1

      - The contingency fee will be determined by the overpayments collected without consideration given to the underpayments identified (i.e. without netting out the underpayments against the overpayments.)

      - For a RAC for the identification of non-MSP overpayment and underpayments and the recovery of non-MSP overpayments:

            - The RAC shall be paid a percentage of the amount that is collected through its recovery efforts. A RAC's recovery efforts are defined as a recoupment received through a demand letter or telephone call or some other form of contact through a check from the provider. Recoupment by offset shall not be considered a RAC recovery effort for the purposes of establishing the contingency percentage to be paid.

            - The RAC shall receive 50% of the agreed upon contingency percentage for any of the following recovery efforts:

                  - Recovery efforts accomplished through the offset process of a fiscal intermediary or carrier.

                  - Recovery efforts accomplished through Treasury offset or another collection vehicle after the debt is referred to the Department of Treasury.

                  - Recoveries made through a self-disclosure made by a provider in result of a prior RAC identified request for medical records or demand letter. Self-disclosed service and time period must be included in the RAC's project plan.

            - if a provider files an appeal disputing the non-MSP overpayment determination and the appeal is adjudicated in the provider's favor at the first level, the RAC shall repay Medicare the contingency payment for that recovery. If the appeal is adjudicated in the agency's favor at the first level, the RAC shall retain the contingency payment for that recovery. Subsequent appeals, after the first level of appeal, will not affect the RAC's ability to retain tire contingency payment. (The first level of appeal is currently a reconsideration for Part A providers and either a carrier review or a carrier hearing for Part B and DMERC providers. At some point during the demonstration, final regulations will be released, which will change the appeal process for all Medicare providers. The first level of appeal may change to a redetermination for all Medicare providers or to a reconsideration for all Medicare overpayments. This change will not negatively impact the payment methodology for the RACs.)

D.    Geographic Location of Demonstration

The claims being analyzed for this aware will be claims from providers with originating addresses in California (or debts associated with claims, as applicable) appropriately submitted to carriers and intermediaries in California and claims (or debts associated with claims, as applicable) submitted to a DMERC for a beneficiary with a primary residence in California.

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ATTACHMENT J-1

E.    Point of Contact for RACs

The primary point of contact for the RACs shall be the CMS PO or his/her delegate.

For non-MSP, the RACs and current Medicate Contractors shall communicate via the RAC Database discussed in Task 6. This includes all communication related to requests for medical records, fraud investigation, appeal, offset and claim adjustments. Any necessary communications other than through the RAC Database, shall be forwarded to the CMS PO who will facilitate any possible discussions with the appropriate Medicare contractor. The CMS PO shall be copied on all correspondence, email or written, between the RAC and the current Medicare contractor.

F.    Data Accessibility

CMS shall provide the RAC with one data file of all claims in the appropriate geographic area. The RAC will be able to update this file on a monthly basis. The data file format, data fields available and user agreements can be found at http://www.cms.hhs.gov/data/order/identifiable.asp#safs.

Any additional data requests will be subject to the normal fees charged by CMS. The RAC shall follow the normal CMS procedures for requesting additional data. The RAC shall pay for any charges associated with the transfer of data. This includes, but is not limited to, cartridges, data communications equipment, lines, messenger service, mail, etc. The RAC shall pay for all charges associated with the storage and processing of any data necessary to accomplish the demonstration. The RAC shall establish and maintain back-up and recovery procedures to meet industry standards. The RAC shall comply with all CMS privacy and security requirements. The RAC shall provide all personal computers, printers and equipment to accomplish the demonstration throughout the contract term,

G.    Recalled Cases

CMS may determine that a non-MSP case or a particular uncollectible debt should be handled by CMS staff and may recall the case/debt for that reason. Should CMS recall a case/debt, the RAC shall immediately stop all activities on the case/debt identified by CMS for recall and return the case/debt and all related information to CMS within one (1) business day of the recall request.

The RAC shall receive no payment, except for monies already recouped, for recalled cases.

A BI PSC or BI Unit of a DMERC may determine that overpayment identification or recoupment action on a case should cease and may recall the case for that reason. Should the BI PSC/unit recall a case, the RAC shall immediately stop all activities on the case identified by the BI PSC/unit for recall. The RAC shall receive too payment, except for monies already recouped for recalled cases.

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ATTACHMENT J-1

All requests for recall shall be forwarded to the CMS PO for concurrence. CMS and the BI PSC or BI Unit of a DMERC shall have a valid reason for the recall of the case. If there is a dispute, the CMS PO shall make the final decision concerning the recall of the case.

H.    Case Record Maintenance

The RAC shall maintain a case file for every Non-MSP overpayment that is identified, including documentation of subsequent recovery efforts. This file shall include documentation of all processes followed by the contractor including a copy of all correspondence, including demand letters, a telephone log for all conversations with the provider/insurer/or other individuals or on behalf of the provider or other debtor, and all collection activities (including certified/registered mail receipts, extended repayment agreements, etc). For non-MSP, the case file may be electronic, paper or a combination of both. For electronic files, the case file shall be easily accessible and made available within 48 hours of request. At CMS's request or no later than fifteen (15) days after contract termination, the RAC shall return to CMS all case files stored in accordance with CMS instructions. Once a non-MSP overpayment or underpayment is determined, all documentation shall be kept in the case file. The RAC shall not destroy any supporting documentation relating to the identification or recovery process.

All case files shall meet the requirements as set by OMB Circular A-130, which can be found at http://www.whitehouse.gov/omb/circulars/a130/a130trans4.html.

I.    Recovery Deposits

The demand letters issued by the RAC will instruct debtors to forward their refund checks to the appropriate address which will be specified by CMS at a later date. All refund checks shall be payable to the Medicare program. If the RAC receives a refund check, the RAC shall forward the check to the appropriate address. Before forwarding the check, the RAC shall make copies of and otherwise document these payments. A copy shall be included in the appropriate overpayment case file.

J.    Submit a List of Claim Adjustments

In order to maintain an accurate claims history for the beneficiary, the appropriate claims adjustment, if necessary, must be made once an overpayment is determined. The RAC, however, will not have access to the claims processing system utilized by Medicare. To enable the claims history updates to occur, the RAC shall forward the claim to the appropriate Medicare contractor. (This may occur through the RAC Database or through another method instructed by CMS.) The appropriate Medicare contractor will perform the claim adjustment and relay the overpayment amount, if necessary, back to the RAC. The Medicare contractor will be instructed to complete the claim adjustment within 5 calendar days of the RAC notifying the Medicare contractor. Once the claim adjustment is completed, the beneficiary will receive a Medicare Summary Notice notifying them of the adjustment. Any customer service inquiries to the current Medicare contractor shall be forwarded to the appropriate RAC, if necessary. CMS will provide the RAC with the format for reporting the claim adjustments prior to the beginning of the identification process.

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

ATTACHMENT J-1

K.    Support OIG or Other Audits

Should the OIG, CMS or a CMS authorized contractor choose to conduct an audit of the RAC, the RAC shall provide workspace and produce all needed reports and case files within 1 business day of the request.

L.    Public Relations & Outreach

The initial project plan shall include a section covering public relations and outreach. CMS, through the Medicare fiscal intermediaries and carriers, will announce the use of the RACs in the specified geographic area. CMS will also post a notice regarding this effort on its COBC website and on the CMS website for Medicare Secondary Payer Debt Collection and Referral FAQs. All other debtor education and outreach (or beneficiary education for efforts involving follow-ups to the MSP IEQ) concerning the use of RACs will be the responsibility of the RAC. The RAC shall only educate providers on their business, their purpose and their process. The RACs shall not educate providers on Medicare policy. The CMS PO shall approve all presentations and written information shared with the provider, beneficiary, and/or other debtor communities before use. If requested by CMS, the RACs project manager for the demonstration, at a minimum, shall attend any provider group or debtor group meetings or congressional staff information sessions where the services provided by the recovery audit contractors are the focus.

TASK 8 FINAL REPORT

The final report shall include a synopsis of the entire demonstration project. This includes a final report identifying all amounts identified and demanded, all amounts collected and all amounts still outstanding at the end of the demonstration. It shall include a brief listing of all identification methods or other new processes utilized and their success or failure. The contractor should include any final thoughts on the demonstrations, as well as any advantages or disadvantages encountered. From a contractor point of view, the final report should determine if the demonstration was a success or a failure and provide support for either opinion.

A final report shall be delivered to the CMS PO in the three formats (paper/electronic) as stated below and in the required "electronic" formats to the fnlrpts@cms.hhs.gov mailbox:

1)    Paper, bound, in the number of copies specified;

2)    Paper, unbound, suitable for use as camera-ready copy;

3) Electronic, as one file in Portable Document Format (PDF), as one file in HyperText Markup Language (HTML), and in Microsoft Word 2000 [for text] or Microsoft Excel [for tables]. Data tables must be in HTML and PDF formats as well. Charts and graphs must be in Graphical Interchange Format. Data files (spreadsheets, databases) must be made available primarily as comma-delimited or flat files, with proprietary file formats (Excel, Access) available as alternative downloads. Documents submitted in PDF must be prepared using Adobe Acrobat 5.0 (or subsequent versions) to assure compliance with the requirements of Section 508 (Rehabilitation
      Act) when placed on CMS's Web site. More detailed guidelines for creation of internet-ready content are available on CMS's Web site at http://www.cms.gov. (The Final Report shall conform to CMS's Author's

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

ATTACHMENT J-1

Guidelines: Grants and Contracts Final

Reports-http://www.cms.gov/research/author4.pdf.) In addition, the contractor shall provide a 200-word abstract/summary of the final report suitable for submission to the National Technical Information Service.

Drafts of all documentation shall be provided to CMS approximately four weeks prior to final deliverable due dates unless otherwise agreed to. CMS staff will review materials and provide comments back to the contractor within 2 weeks, thereby allowing 2 additional weeks for the contractor to make any necessary revisions. All data files and programs created under this project shall be the sole property of CMS and provided to CMS upon request in the appropriate format. They shall not be used for any other purpose other than fulfilling the terms of this contract without the express permission of the contracting officer.

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

ATTACHMENT J-1

SCHEDULE OF DELIVERABLES

The contract awardee shall provide the necessary personnel, materials, equipment, support, and supplies to accomplish the tasks shown below in the specified time. The contract awardee shall complete the evaluation and report to CMS its findings. All work done under this contract shall be performed under the general guidance of the CMS project officer (PO) subject to the PO's approval.

Written documents for this project shall be delivered in hard copy to the project officer (2 copies), unless otherwise specified. These documents shall also be delivered to the Project Officer in an electronic version via email or a 3.5-inch diskette. At present, the CMS standard is Microsoft Word 2000 and Microsoft Excel 2000. This is subject to change, and the contractor shall be prepared to submit deliverables in any new CMS standard.

 Task     Deliverable                                        Due Date
Number      Number             Deliverable           from contract award date
1.a.           1        Initial Meeting                   2 weeks

1.a.           2        Project Plan                      4 weeks

1.b.           3        Monthly Conference Calls          Monthly

1.c.           4        Monthly Progress Reports          Monthly

 2.            5        Requests for Medical         Bi-weekly or at least
                        Records                      monthly (non-MSP
                                                     identification of
                                                     overpayments and
                                                     underpayments and
                                                     recovery only)

 3.            6        Monthly Underpayment         Monthly (non-MSP
                        report                       identification of
                                                     overpayments and
                                                     underpayments and
                                                     recovery only)

 6             7        Monthly Financial Report     Monthly

 6             8        Claim Adjustment report      Weekly

 6             9        Training on RAC              Within 15 days of the
                        Database                     start of Task 2

 6            10        Case File Transfers          Within 15 days after
                        end                          contract

 9            11        Final Report-Draft           Within 4 weeks of
                                                     contract end date

 9            12        Final Report-Final           Within 8 weeks of
                                                     contract end date

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

ATTACHMENT J-1

                            PAYMENT METHODOLOGY SCALE

1  [***]% When non-MSP recovery is made through
   RACs efforts (check sent in by provider in
   response to demand letters, phone calls ...)               [***]%

2 [***]% of the contingency fee specified in number 1 above when non-MSP recovery is made through the offset process by the Medicare fiscal intermediary or carrier

3 [***]% of the contingency fee specified in number 1 above when non-MSP recovery is made after the debt is referred to the Department of Treasury

4 [***]% of the contingency fee specified in number 1 above when a self-disclosure is made by a provider in result of a prior RAC identified request for medical requests or demand letter/Self disclosed service and time period must be included in the RAC's project plan

5  [***]% When no recovery is made for a non-MSP
   overpayment                                                [***]%

[***] - CONFIDENTIAL PORTIONS OF THIS AGREEMENT WHICH HAVE BEEN REDACTED ARE MARKED WITH BRACKETS ("[***]"). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

ATTACHMENT J-1

APPENDIX 1 - REQUIREMENTS FOR OPTIONAL IMAGING OF MEDICAL RECORDS AND RATIONALE DOCUMENTS

The following are the minimum technical requirements for any RAC choosing to implement the electronic imaging of medical records and rationale documents. Costing information is provided as a general guideline for the RAC. Costs for specific system implementations could vary significantly depending upon the number of documents imaged/stored by the RAC, systems already in place, the configuration chosen by the RAC, and other factors beyond the scope of this document. Prices provided are estimates and do not reflect final costs expected by CMS.

      1. The RAC contractor shall use a system compatible with the IBM Content Manger Technical Suite on a Sun Solaris 9 platform to index and store imaged documents. The RAC contractor shall follow all existing and future technical guidelines issued by CMS/OIS regarding the indexing and storage of imaged documents.

      2. The imaging and indexing process used by the RAC contractor shall be compatible with the IBM Content Manager Technical Suite and related modules. The RAC contractor shall follow all existing and future technical guidelines issued by CMS/OIS regarding scanning hardware and software. Currently, CMS recommends using Kodak family scanners and Kofax imaging software; however, this not a requirement for RACs at this time. See the table at the end of this appendix for general pricing information.

      3. The RAC contractor shall have the ability to receive documents via a fax server. The RAC contractor shall Index each incoming document based on beneficiary name, provider name, contractor number, claim control number and any other field mandated by CMS. In addition, for providers/contractors who choose not to submit documents via fax, the RAC contractor shall receive hardcopy records and scan the records. All documents received by mail shall be scanned and indexed in order and shall be scanned and indexed within one business day of receipt.

      4. Imaged documents shall be stoned in a central medical record image repository that utilizes the IBM Content Manger Technical Suite. The image repository shall be located at the RAC contractor site. CMS plans to require the RACs who choose to maintain imaged medical records to send all images to a CMS IBM Content Manager System (located in Baltimore, Maryland) at some point during the time period of the demonstration.

      5. The RAC contractor shall support versioning of received documents, since the system will need to handle multiple versions of a document from the same request.

      6. The RAC contractor shall support partitioning of document images so that specific sections of the document images can be reviewed independent of other sections to support the current medical review process.

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

ATTACHMENT J-1

7. The RAC contractor shall support a less than 5 second image retrieval time over a reasonably loaded T1 connection for the online retrieval system. Typical medical record image size is 5-10 pages for Part B and DMERC; and 50-100 pages for Part A.

8. The RAC shall make the imaged documents available to any authorized Medicare contractor using the IBM Content Manager E-client over MDCN lines.

ATTACHMENT J-1

PAYMENT METHODOLOGY
      NON-MEDICARE SECONDARY PAYER)
            NO. 40700NMSPB

                         [organizational graph omitted]

ATTACHMENT J-1

                                 ATTACHMENT J-2

                                    GLOSSARY

ATTACHMENT J-1

                               GLOSSARY & ACRONYMS

GLOSSARY

PROVIDER - generally used to refer to individuals or organizations that bill carriers, intermediaries (including RHHIs), and DMERCs. If references apply only to specific providers (e.g., physicians), the specific provider will be identified. Unless specifically identified as such, the term "provider" is not limited to the meaning of that term as defined in title XVIII of the Social Security Act and implementing regulations.

RECOUPMENT - the term "recoupment" is generally used to mean "recovery" and is not limited to the meaning of that term as defined in 42 CFR 405.370 unless specifically stated in this SOW.

ACRONYMS

AC - Affiliated Medicare Contractors

AGNS - AT&T Global Network Services

BI Unit - Benefit Integrity Unit

CCLR - Claims Collection Litigation Report

CCR - Central Contractor Registration

CFR - Code of Federal Regulations

CMS - Centers for Medicare & Medicaid Services

COBC - Coordination of Benefits Contractor

CPS - Contractor Performance System

CPT Codes - Current Procedural Terminology Codes

CWF - Common Working File

DCIA - Debt Collection Improvement Act of 1996

DMERC - Durable Medical Equipment Regional Carrier

DOA - Date of Award

DOJ - Department of Justice

ATTACHMENT J-1

DRG - Diagnosis Related Group

E & M Services - Evaluation and Management Services

ECRS - Electronic Correspondence Referral System

EFT - Electronic Funds Transfer

FCCA - Federal Claims Collection Act, as amended

FAQ - Frequently Answered Questions

GHP - Group Health Plan

GME - Graduate Medical Education

HHS - Health & Human Services

IME - Indirect Medical Education

LCD - Local Coverage Determination

LMRP - Local Medical Review Policies

MDCN - Medicare Data Communications Network

MMA - Medicare Prescription Drug, Improvement and Modernization Act of 2003

MSP - Medicare Secondary Payer

NCD - National Coverage Determination

NCH - National Claims History

NIH - National Institute of Health

OIG - Office of Inspector General

OGC - Office of General Counsel

OMB - Office of Management and Budget

PIM - Program Integrity Manual

PO - Project Officer

ATTACHMENT J-1

PPS - Prospective Payment System

PSC - Program Safeguard Contractor

QIC - Qualified Independent Contractor

QIO - Quality Improvement Organization

RAC - Recovery Audit Contractor R

FQ - Request for Quotation

SOW - Statement of Work

TGA - Treasury General Account

TIN - Tax Identification Number